UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526
The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)
One Beacon Street, Boston, MA		02108
(Address of principal executive offices)		(Zip code)
3435 Stelzer Rd. Columbus, OH		43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-282-8782

Date of fiscal year end: March 31
Date of reporting period: March 31, 2013

Item 1.  Reports to Stockholders.

Annual Report March 31, 2013
Table of Contents
Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Action Update	34

Walden Asset Management Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	44
Financial Statements	46
Financial Highlights	48

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	49
Financial Statements	50
Financial Highlights	52

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	53
Financial Statements	54
Financial Highlights	56

Walden SMID Cap Innovations Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	57
Financial Statements	58
Financial Highlights	60

Walden Small Cap Innovations Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	61
Financial Statements	62
Financial Highlights	64

Notes to Financial Statements	65
Report of Independent Public Accounting Firm	72
Supplementary Information	73
Investment Adviser Contract Approval	77
Information About Trustees and Officers	79

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company and an affiliate of Walden Asset Management (Walden), serves as investment adviser (the Adviser) to the Boston Trust & Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by BHIL Distributors, Inc. Member FINRA.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Photography credits:
•	Cover: Bruce Field
•	Pages 1, 7, 39 and 43: Jim Gallagher
•	Pages 5, 9 and 41: Rebecca Monette
•	Pages 11 and 37: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds Economic and Market Summary (Unaudited)	Domenic Colasacco, CFA Portfolio Manager and President Boston Trust Investment Management, Inc.

Stock prices advanced sharply during the 12 months ended March 31, 2013, with the S&P 500 Index closing the fiscal period just above record levels reached in October 2007. Higher equity prices were supported by what are now familiar factors. These include greater investor confidence about the domestic economic outlook, continuation of the Federal Reserve’s aggressive monetary policy and, with the primary exception of the euro zone, evidence that global business trends remain positive. We suspect investors were also pleased about the comparative lack of political drama in Washington in recent months. Congress and the President remain far apart on core fiscal policy issues; however both parties now appear more willing to compromise sufficiently to avoid a repeat of the tax, budget, and debt ceiling battles of recent years that fostered widespread concern about the economy.

Our Economic Outlook
Our economic views today are similar to those outlined in our 2012 mid-year report. At that time, we expected the domestic economy to expand through 2013, albeit modestly. Our confidence reflected positive trends in the key automotive and housing sectors, as well as the economic boost provided by the rapid development of domestic oil and gas shale deposits. We also assumed that the Federal Reserve would maintain an expansionary monetary policy, with near zero interest rates and high financial system liquidity, for the next several years. Globally, we did not expect much improvement within the euro zone or Japan; however, the economies of many emerging market countries had begun to strengthen. Taken together, we concluded that 2013 global economic growth would be close to 3%, a level that is sufficient to support continued gains in corporate profits and cash flows.

Recent economic reports have supported these general expectations. We are particularly pleased with domestic employment, which has continued to rebound at a rate of about 200,000 net new jobs per month. Job growth has helped to sustain a positive trend in consumer spending and lifted overall consumer confidence. Inflation has remained modest, in large part due to still high levels of unused labor and capital resources. Stock values usually trend higher within an environment of rising profits, low inflation and even modest economic growth, a combination we believe is likely to remain in place over at least the next year or two.

At the end of March 2013, the S&P 500 closed just above levels first reached in March 2000 and more recently in October 2007. The S&P 500 may be at a similar level, but there are few other similarities among the three peak value periods. In 2000, driven by the price bubble in the technology sector, valuations of corporate sales, profits and cash flows were roughly twice the historic average and close to the highest valuations on record. We were also about to enter an economic recession led by a drop in technology capital spending after the required Y2K expenditures ended. In 2007 equity valuations were not extreme, but a different economic bubble of far greater importance — housing — was about to burst. The value of an enormous amount of mortgage debt related to inflated house prices held on bank balance sheets dropped suddenly in 2008 and led to the worst financial debacle since the 1930’s. We suspect memories of the recent crisis are still vivid and will not list the varied consequences.

The future is as uncertain and as difficult to predict today as ever. Fundamental investment circumstances, however, are not near the respective valuation and economic extremes of 2000 or 2007. Starting with valuation, stock prices have risen sharply in recent years, but so have corporate financial results. Taken together, stocks currently sell at only average, not inflated multiples of corporate sales, profits, and free cash flows. Prevailing economic risks range from structural currency/sovereign debt problems in the euro zone to stagnation in Japan, while here in the United States we face the prospect of an entitlement-spending imbalance caused by the aging baby boomer generation. These and other difficult challenges will not go away anytime soon.

Manager Commentary (Unaudited)

Boston Trust Asset Management Fund

Boston Trust Equity Fund
March 31, 2013

Domenic Colasacco, CFA

Portfolio Manager and President Boston Trust Investment Management, Inc.

Asset Management Fund Objective
The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

Portfolio Review
For the 12-month period ended March 31, 2013, Boston Trust Equity Fund posted a total return of 9.76%, an underperformance compared to the 13.96% return for the S&P 500 Index. The shortfall in the Fund’s return relative to the S&P 500 benchmark was primarily due to the results of our equity selections, described in more detail below. As has often been the case in past periods of sharply rising markets, our “high quality” discipline, which seeks to identify companies with long histories of financial success, limited results as equity markets approached new highs.

The Boston Trust Asset Management Fund was well positioned to participate in the broad stock market uptrend. Most importantly, the Fund’s equity allocation began the period near 75% of total assets, or at the upper end of the traditional 45% to 75% range. We did not reduce the equity allocation as stock prices increased, taking full advantage of the upward price trend. In hindsight, as was the case with the Boston Trust Equity Fund, we should have been more aggressive in our individual stock selections. The aggregate investment stance, however, still enabled the Fund to post an attractive gain of 8.77% for the 12-month period. The gain was particularly attractive compared to the near zero rates available in money market investments and nominal overall bond returns. We were especially pleased that the Boston Trust Asset Management Fund’s return compared well with those of balanced mutual funds tracked by the leading firms that rank mutual fund performance.*

In recent weeks, Fund shareholders have begun to ask us if the time has come to assume a more conservative investment position. After all, most stock indices have increased by close to 40% in just the past 18 months and more than doubled since the lows reached at the height of the financial crisis in March 2009. We would not be surprised if the pace of stock price gains moderates in the months ahead. Neither would an actual, temporary price drop surprise us, especially if economic reports suggest that global business trends have begun to soften, as has occurred at some point during each of the past three calendar years. Yet stocks continue to provide far better longer-term intrinsic value than either bonds or money market instruments and we believe are likely to rise further in the years ahead, provided we are correct that the economy, both here and globally, will continue to improve.

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund Boston Trust Equity Fund March 31, 2013

	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended	Since Inception
	3/31/13	3/31/13	3/31/13	10/1/03
Boston Trust Asset Management Fund[1]	8.77%	6.00%	7.39%	—
Boston Trust Equity Fund[1]	9.76%	6.07%	—	7.00%
S&P 500 Index	13.96%	5.81%	8.53%	6.83%

Barclays Capital U.S. Government/Credit Bond Index	4.56%	5.50%	5.06%	—

Citigroup 90-Day U.S. Treasury Bill Index	0.08%	0.31%	1.66%	—

Morningstar U.S. Open-End Moderate Allocation Funds Avg.	9.35%	4.53%	6.82%	—

Hypothetical Growth of a $10,000 Investment

The above charts represent an historical hypothetical $10,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund. The top chart signifies a 10-year performance period for the Boston Trust Asset Management Fund. The bottom chart represents an investment from October 1, 2003 (Fund inception) to March 31, 2013. Both charts represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/ Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury bill issues. The three-month Treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities, and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund
Fund Net Asset Value:	$36.08
Gross Expense Ratio[1]:	1.00%

Boston Trust Equity Fund
Fund Net Asset Value:	$16.85
Gross Expense Ratio[1]:	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio includes the impact of repayment of fees and expenses which were previously reimbursed under the terms of each Fund’s contractual expense limitation agreement, which continues through August 1, 2013 and may be terminated thereafter. The contractual fee limit under the agreement is 1.00% of each Fund’s average annual net assets. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower.

Manager Commentary (Unaudited)

Boston Trust Midcap Fund
March 31, 2013

Stephen J. Amyouny, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Midcap Fund posted a total return of 9.20% for the 12-month period ended March 31, 2013 – a disappointing result in comparison to the benchmark Russell Midcap® Index, which returned 17.30%. Two primary factors contributed to the Fund’s weak performance relative to the benchmark: 1) the strong performance of lower-quality stocks versus high-quality stocks, and 2) security selection. Over the last 12 months, investors reacted positively to the aggressive monetary policies of the Fed and other central banks across the globe. As a result, investors increased their exposures to riskier assets, including stocks in lower quality companies that stand to benefit the most from a reacceleration in global economic activity. This trend presented a headwind to our investment approach, which focuses on higher-quality companies with more stable businesses, greater financial strength, and high levels of profitability. The Fund also experienced disappointing results relative to the benchmark index in two specific sectors, information technology and consumer discretionary. Within information technology, the Fund’s exposure to companies in the enterprise corporate IT markets detracted from results. This technology segment has recently experienced a softening in demand, which adversely affected the performance of several of the Fund’s holdings; however, we continue to believe that it is an attractive segment within the technology sector with solid growth prospects. In the consumer discretionary sector, many highly cyclical stocks with exposure to residential housing performed exceptionally well. This group included homebuilders, producers of household durables, and home retailers as well as companies in the materials sector that supply building and construction materials and paints.*

One sector of the market that performed very well and bucked the aforementioned trend of lower-quality companies was consumer staples. The Fund’s holdings in that sector performed exceptionally well, thanks in part to investors’ gravitation toward companies with relatively stable businesses and high dividend yields that offer an alternative to low yielding fixed income instruments.*

Portfolio Strategy
In recent years, corporations have generally grown earnings per share[1] (“EPS”) from a combination of revenue growth, margin expansion, and share repurchases. We believe that revenue growth in aggregate among our portfolio companies is likely to approximate global Gross Domestic Product[2] growth with perhaps a 1% to 2% additional benefit from expected acquisition activity. Based on strong free cash flow generation and very healthy balance sheets, share repurchases are also likely to contribute to future EPS growth. The wildcard in this formula remains the ability of our companies to continue to expand margins. Over the last few years, companies have benefited from operating leverage, rising productivity, low wage cost inflation, improving supply chain logistics, global sourcing, and lower interest expenses. We anticipate that future margin expansion should be modest, in comparison to current levels, and thus will contribute less to EPS growth over the next few years; although, based on present valuations that are quite reasonable, we believe that EPS growth will be sufficient to drive stock prices higher.

As always, the Fund will continue to hold a diversified portfolio of high-quality companies with strong balance sheets, sustainable business models, and attractive growth prospects that sell at reasonable valuations. The last point – reasonable valuations – is worth emphasizing. Thanks in large part to the sharp price appreciation of equities over the last few years many stocks now sell at valuations that imply unreasonably high future growth expectations. We continue to monitor the valuations of our Fund holdings and remain disciplined in all facets of our investment approach. In fact, despite the superior financial characteristics of our companies, the Fund presently sells at a Price-to-Earnings Ratio[3] on trailing GAAP EPS that is approximately 15% below that of the Russell Midcap Index. We remain confident that our long-term investment approach and discipline will produce attractive future returns.

[1]
The Earnings per Share ("EPS") Growth indicates the portion of a company's profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company's profitability.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund March 31, 2013

	Annualized

	1 Year Ended	5 Year Ended	Since Inception
	3/31/13	3/31/13	9/24/07
Boston Trust Midcap Fund[1]	9.20%	9.56%	7.20%
Russell Midcap® Index	17.30%	8.37%	5.03%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2013, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.08
Gross Expense Ratio[1]:	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Manager Commentary (Unaudited)

Boston Trust SMID Cap Fund
March 31, 2013

Kenneth P. Scott, CFA
Stephen C. Franco, CFA
Heidi H. Vanni, CFA

Portfolio Managers
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Management Discussion of Fund Performance

Portfolio Review
U.S. equity markets rose sharply for the 12-month period, with the value of the Fund’s benchmark, the Russell 2500® Index increasing 17.73%. The U.S. market welcomed continued improvement in economic fundamentals, and appeared unaffected by the ongoing fiscal challenges of the U.S. and Europe. The Boston Trust SMID Cap portfolios, which focus on higher quality, more innovative companies, posted strong gains of 10.00%, although, disappointingly, underperformed the benchmark returns by over 7.7 percentage points for the year ended March 31, 2013.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk.

On a key measure of quality–financial leverage–stocks with lower-quality profiles outperformed in the year ended March 31, 2013. We believe this is due not only to the typical performance patterns associated with lower-quality stocks in a strong bull market, but also to historically low interest rates. The most indebted firms currently face fewer burdens than they would in a normal interest rate environment. On other measures of quality, such as profitability, the performance impact is less clear.

Portfolio Strategy
The top individual stock contributors to performance this year were mortgage-servicing firm Ocwen Financial (OCN), short haul railroad firm Genesee & Wyoming (GWR), commercial kitchen equipment maker Middleby (MIDD), railroad equipment supplier Wabtec (WAB) and network storage vendor CommVault Systems (CVLT). Laggards this year were premium mattress manufacturers Tempur-Pedic (TPX) and Select Comfort (SCSS), health care software firm Quality Systems (QSII), prepaid debit card firm Green Dot (GDOT) and videoconferencing vendor Polycom (PLCM). Tempur-Pedic and Green Dot were sold due to concerns about the long-term sustainability of their business models.*

Boston Trust aims to maintain SMID-cap portfolio sector weights comparable to those of the overall SMID-cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies resulted in underweights in certain lower-quality industries, (e.g. airlines, biotechnology, building products, and media) which performed quite well over the previous 12 months.*

U.S. economic activity continued to improve in early 2013, with ongoing contributions from consumers, a housing recovery, business investment, and healthy exports, complemented by low inflation and the Federal Reserve maintaining its efforts to hold interest rates at historically low levels. Thus, in spite of several, global economic challenges, the opportunity for continued, positive equity performance, including SMIDcap equity performance, remains in place.

That said, with a Price-to-Earnings Ratio[1] of 26 times trailing earnings at March 31, 2013, the valuation of the Russell 2500® implies continued strong growth in overall SMID-cap company earnings. Wall Street analysts expect the Russell 2500® companies, in aggregate, to post approximately 20% growth in earnings in 2013. Such earnings growth can be achieved either through strong sales growth, which may be challenging for this large group of companies if the economic recovery remains modest, or through expansion of profit margins, which are already above their historical average. A shortfall in SMID-cap firms’ earnings may prove disappointing at current valuations. However, we continue to believe that investing in reasonably priced shares of a distinct subset of more innovative, higher-quality companies, whose businesses are leveraged to more sustainable elements of growth, will continue to provide substantial value to client portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund March 31, 2013

	Annualized

	1 Year Ended	Since Inception
	3/31/13	11/30/11
Boston Trust SMID Cap Fund[1]	10.00%	16.11%
Russell 2500TM Index	17.73%	24.07%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to March 31, 2013, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500TM Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.05
Gross Expense Ratio[1]:	2.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Manager Commentary (Unaudited)

Boston Trust Small Cap Fund
March 31, 2013

Kenneth P. Scott, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Management Discussion of Fund Performance

Portfolio Review
U.S. equity markets rose sharply for the 12-month period ended March 31, 2013, with the value of the Russell 2000® Index increasing 16.30%. The U.S. market welcomed continued improvement in economic fundamentals, and appeared unaffected by the ongoing fiscal challenges of the U.S. and Europe. The Boston Trust Small Cap Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 11.61% for the 12-month period, although, disappointingly, underperforming the benchmark return for the fiscal period. For the 5-year, 10-year, and 15-year periods ended March 31, 2013, the Boston Trust Small Cap Fund outperformed the Russell 2000® while demonstrating lower volatility.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk.

On a key measure of quality–financial leverage–stocks with lower-quality profiles outperformed in the year ended March 31, 2013. We believe this is due not only to the typical performance patterns associated with lower-quality stocks in a strong bull market, but also to historically low interest rates. The most indebted firms currently face fewer burdens than they would in a normal interest rate environment. On other measures of quality, such as profitability, the performance impact is less clear.

Portfolio Strategy
The top individual stock contributors to performance this year were mortgage servicing company Ocwen Financial (OCN), short haul railroad firm Genesee & Wyoming (GWR), pharmaceutical packaging company West Pharmaceutical (WST), architectural glass manufacturer Apogee Enterprises (APOG), and commercial kitchen equipment maker Middleby (MIDD). Laggards this year were premium mattress manufacturer Select Comfort (SCSS), health care software firm Quality Systems (QSII), prepaid debit card firm Green Dot (GDOT), alternative fuel vehicle equipment maker Fuel Systems Solutions (FSYS), and business-to-business auction firm Liquidity Services (LQDT. We sold Ocwen Financial and Genesee & Wyoming from the Fund due to market capitalization considerations, and sold Green Dot and Fuel Systems due to concerns about the long-term sustainability of their business models.*

Boston Trust aims to maintain small cap portfolio sector weights comparable to those of the overall small cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies resulted in under weights in certain lower-quality industries (e.g. airlines, biotechnology, building products, and construction materials) that fared particularly well during the 12-month period.

U.S. economic activity continued to improve in early 2013, with ongoing contributions from consumers, a housing recovery, business investment, and healthy exports, complemented by low inflation and the U.S. Federal Reserve maintaining its efforts to hold interest rates at historically low levels. Thus, in spite of several, global economic challenges, the opportunity for continued, positive equity performance, including small-cap equity performance, remains in place.

That said, with a Price-to-Earnings Ratio[1] of 34 times trailing earnings at March 31, 2013, the valuation of the Russell 2000® implies continued strong growth in overall small-cap company earnings. Wall Street analysts expect the Russell 2000® companies, in aggregate, to post approximately 20% growth in earnings in 2013. Such earnings growth can be achieved either through strong sales growth, which may be challenging for this large group of companies if the economic recovery remains modest, or through expansion of profit margins, which are already above their historical average. A shortfall in small-cap firms’ earnings may prove disappointing at current valuations. However, we continue to believe that investing in reasonably priced shares of a distinct subset of more innovative, higher-quality companies, whose businesses are leveraged to more sustainable elements of growth, will continue to provide substantial value to Fund holders’ overall portfolios over time.*

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high current earnings.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund March 31, 2013

	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/13	3/31/13	3/31/13
Boston Trust Small Cap Fund1,*	11.61%	8.95%	12.48%
Russell 2000® Index	16.30%	8.24%	11.52%

Hypothetical Growth of a $10,000 Investment

The chart represents a 10-year hypothetical $10,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.25
Gross Expense Ratio[1]:	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
March 31, 2013

COMMON STOCKS (74.4%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (8.2%)
Advance Auto Parts, Inc.	7,500	619,875
Autoliv, Inc.	25,000	1,728,500
Comcast Corp., Class A	100,000	4,201,000
Johnson Controls, Inc.	40,000	1,402,800
McDonald’s Corp.	32,500	3,239,925
NIKE, Inc., Class B	80,000	4,720,800
Omnicom Group, Inc.	60,000	3,534,000
Ross Stores, Inc.	60,000	3,637,200
Target Corp.	10,000	684,500

		23,768,600

Consumer Staples (8.8%)
Church & Dwight Co., Inc.	25,000	1,615,750
Colgate-Palmolive Co.	12,500	1,475,375
Costco Wholesale Corp.	35,000	3,713,850
Diageo PLC, Sponsored ADR	30,000	3,775,200
McCormick & Co., Inc.	32,500	2,390,375
Nestle SA, Sponsored ADR	40,000	2,898,800
PepsiCo, Inc.	40,000	3,164,400
Procter & Gamble Co.	35,000	2,697,100
SYSCO Corp.	100,000	3,517,000

		25,247,850

Energy (9.3%)
Apache Corp.	25,000	1,929,000
Chevron Corp.	50,000	5,941,000
ConocoPhillips	50,000	3,005,000
Devon Energy Corp.	15,000	846,300
Exxon Mobil Corp.	105,000	9,461,550
Phillips 66	25,000	1,749,250
Schlumberger Ltd.	50,000	3,744,500

		26,676,600

Financials (11.0%)
BB&T Corp.	20,000	627,800
Chubb Corp.	70,000	6,127,100
Cincinnati Financial Corp.	125,000	5,898,750
Comerica, Inc.	60,000	2,157,000
Commerce Bancshares, Inc.	25,000	1,020,750
JPMorgan Chase & Co.	100,000	4,746,000
M&T Bank Corp.	12,500	1,289,500
Northern Trust Corp.	22,500	1,227,600
PNC Financial Services Group, Inc.	35,000	2,327,500
State Street Corp.	25,000	1,477,250
T. Rowe Price Group, Inc.	65,000	4,866,550

		31,765,800

Health Care (6.8%)
Becton, Dickinson & Co.	50,000	4,780,500
C.R. Bard, Inc.	32,500	3,275,350
DENTSPLY International, Inc.	55,000	2,333,100
Johnson & Johnson, Inc.	20,000	1,630,600
Medtronic, Inc.	20,000	939,200
Mettler-Toledo International, Inc.(a)	5,000	1,066,100
Roche Holding AG, Sponsored ADR	30,000	1,758,000
Saint Jude Medical, Inc.	20,000	808,800
Stryker Corp.	20,000	1,304,800
Varian Medical Systems, Inc.(a)	25,000	1,800,000

		19,696,450

Industrials (14.3%)
3M Co.	35,000	3,720,850
Donaldson Co., Inc.	150,000	5,428,500
Emerson Electric Co.	75,000	4,190,250
Expeditors International of Washington, Inc.	25,000	892,750
Hubbell, Inc., Class B	42,500	4,127,175
Illinois Tool Works, Inc.	75,000	4,570,500
	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Industrials, continued
Precision Castparts Corp.	30,000	5,688,600
Rockwell Collins, Inc.	45,000	2,840,400
United Parcel Service, Inc., Class B	50,000	4,295,000
W.W. Grainger, Inc.	25,000	5,624,500

		41,378,525

Information Technology (12.9%)
Accenture PLC, Class A	70,000	5,317,900
Apple, Inc.	10,000	4,426,300
Automatic Data Processing, Inc.	70,000	4,551,400
EMC Corp.(a)	150,000	3,583,500
Intel Corp.	10,000	218,500
International Business Machines Corp.	30,000	6,399,000
Microsoft Corp.	120,000	3,433,200
Oracle Corp.	125,000	4,042,500
QUALCOMM, Inc.	40,000	2,678,000
Wal-Mart Stores, Inc.	35,000	2,619,050

		37,269,350

Materials (3.1%)
Air Products & Chemicals, Inc.	20,000	1,742,400
AptarGroup, Inc.	30,000	1,720,500
Ecolab, Inc.	25,000	2,004,500
Sigma-Aldrich Corp.	45,000	3,495,600

		8,963,000

TOTAL COMMON STOCKS (Cost $122,811,901)		214,766,175

CORPORATE BONDS (4.1%)
Consumer Staples (0.2%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	574,619

Financials (3.3%)
American Express Bank FSB, BKNT, 6.00%, 9/13/17	200,000	239,030
American Express Co., 2.65%, 12/2/22	1,926,000	1,891,380
American Express Co., 7.00%, 3/19/18	1,500,000	1,875,064
John Deere Capital Corp., Series D, 5.35%, 4/3/18	1,000,000	1,189,572
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,591,663
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	730,543
Wells Fargo & Co., 2.63%, 12/15/16	1,500,000	1,577,730
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	304,384

		9,399,366

Industrials (0.1%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	344,970

Information Technology (0.3%)
Oracle Corp., 5.75%, 4/15/18	750,000	905,994

Telecommunication Services (0.2%)
AT&T, Inc., 5.63%, 6/15/16	500,000	571,297

TOTAL CORPORATE BONDS (Cost $10,292,870)		11,796,246

MUNICIPAL BONDS (2.4%)
Florida (0.4%)
Florida State Board of Education, Series D, GO, 5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,165,510

Illinois (0.5%)
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	551,610
Illinois State, Series A, GO, 5.00%, 3/1/22, Callable 3/1/14 @ 100	600,000	620,706

12	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
March 31, 2013

MUNICIPAL BONDS, CONTINUED
	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Illinois, continued
Illinois State, Series A, GO, 5.00%, 3/1/22, Prerefunded 3/1/14 @ 100	150,000	156,423
Illinois State, Series A, GO, 5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	266,487

		1,595,226

Massachusetts (0.8%)
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	531,139
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, GO of Institution, Callable 12/15/19 @ 100	1,500,000	1,786,005

		2,317,144

Ohio (0.2%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	500,000	547,525

Washington (0.1%)
Washington State, Series C, GO, 5.00%, 2/1/26, Callable 2/1/19 @ 100	250,000	294,218

Wisconsin (0.4%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Callable 5/1/18 @ 100	200,000	235,492
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Callable 5/1/18 @ 100	750,000	904,702

		1,140,194

TOTAL MUNICIPAL BONDS (Cost $6,524,587)		7,059,817

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (13.8%)
Federal Farm Credit Bank
2.63%, 8/12/19	11,500,000	12,423,335
3.39%, 2/1/28	2,000,000	2,118,096

		14,541,431

Federal Home Loan Bank
4.13%, 12/13/19	2,000,000	2,354,082
5.25%, 9/13/13	5,000,000	5,116,300
5.25%, 12/9/22	1,000,000	1,278,391

		8,748,773

Government National Mortgage Association
4.00%, 9/15/40	821,131	900,582
U.S. Treasury Bond
5.25%, 2/15/29	750,000	1,017,539
U.S. Treasury Inflation Protected Bond
1.25%, 7/15/20	6,334,920	7,573,424
U.S. Treasury Note
2.38%, 6/30/18	6,500,000	7,018,986

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $36,880,665)		39,800,735

INVESTMENT COMPANIES (5.4%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	15,654,911	15,654,911

TOTAL INVESTMENT COMPANIES (Cost $15,654,911)		15,654,911

Total Investments (Cost $192,164,934)(c) — 100.1%		289,077,884
Liabilities in excess of other assets — (0.1)%		(404,749)

NET ASSETS — 100.0%		$288,673,135

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
BKNT	Bank Note
FSB	Federal Savings Bank
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements	13

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $192,164,934)	$289,077,884
Cash	82,950
Interest and dividends receivable	750,927
Receivable for investments sold	322,847
Receivable for capital shares issued	22,834
Prepaid expenses and other assets	14,398

Total Assets	290,271,840

Liabilities:
Payable for investments purchased	1,241,450
Payable for capital shares redeemed	102,900
Accrued expenses and other liabilities:
Investment adviser	180,769
Chief compliance officer	2,025
Administration and accounting	9,902
Custodian	6,968
Transfer agent	9,972
Trustee	795
Other	43,924

Total Liabilities	1,598,705

Net Assets	$288,673,135

Composition of Net Assets:
Capital	$189,960,328
Accumulated net investment income	810,566
Accumulated net realized gains from investment transactions	989,291
Net unrealized appreciation from investments	96,912,950

Net Assets	$288,673,135

Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,000,174

Net Asset Value, Offering Price and Redemption Price per share	$36.08

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Interest	$2,018,541
Dividends	4,459,146

Total Investment Income	6,477,687

Expenses:
Investment adviser	1,962,274
Administration and accounting	318,327
Shareholder servicing	473
Trustee	11,524
Custodian	42,520
Transfer agency	35,738
Chief compliance officer	10,284
Recoupment of prior expenses reimbursed by the investment adviser	4,171
Other	126,977

Total expenses before fee reductions	2,512,288
Fees voluntarily reduced by transfer agent	(7,500)

Net Expenses	2,504,788

Net Investment Income	3,972,899

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	2,435,392
Change in unrealized appreciation from investments	16,395,428

Net realized/unrealized gains from investments	18,830,820

Change in Net Assets Resulting from Operations	$22,803,719

14	See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$3,972,899	$3,300,658
Net realized gains from investment transactions	2,435,392	1,166,056
Change in unrealized appreciation/depreciation from investments	16,395,428	15,325,800

Change in Net Assets Resulting from Operations	22,803,719	19,792,514

Dividends:
Net investment income	(3,899,407)	(3,373,655)
Net realized gains from investment transactions	(305,946)	—

Change in Net Assets Resulting from Shareholder Dividends	(4,205,353)	(3,373,655)

Capital Share Transactions:
Proceeds from shares issued	32,322,210	12,966,581
Proceeds from shares issued in subscription in-kind(a)	—	6,858,946
Dividends reinvested	3,883,401	3,093,298
Cost of shares redeemed	(23,162,238)	(15,534,449)

Change in Net Assets Resulting from Capital Share Transactions	13,043,373	7,384,376

Change in Net Assets	31,641,739	23,803,235
Net Assets:
Beginning of period	257,031,396	233,228,161

End of period	$288,673,135	$257,031,396

Share Transactions:
Issued	946,104	410,393
Issued in subscriptions in-kind(a)	—	223,273
Reinvested	114,593	100,172
Redeemed	(685,885)	(499,341)

Change in Shares	374,812	234,497

Accumulated net investment income	$810,566	$724,083

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	15

Financial Statements	Boston Trust Asset Management Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$33.71	$31.56	$28.69	$23.33	$30.31

Investment Activities:
Net investment income	0.51	0.43	0.44	0.47	0.49 (a)
Net realized and unrealized gains (losses) from investment transactions	2.41	2.17	2.88	5.36	(6.11)

Total from investment activities	2.92	2.60	3.32	5.83	(5.62)

Dividends:
Net investment income	(0.51)	(0.45)	(0.45)	(0.47)	(0.52)
Net realized gains from investments	(0.04)	—	—	—	(0.84)

Total dividends	(0.55)	(0.45)	(0.45)	(0.47)	(1.36)

Net Asset Value, End of Period	$36.08	$33.71	$31.56	$28.69	$23.33

Total Return	8.77%	8.36%	11.65%	25.08%	(18.68)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$288,673	$257,031	$233,228	$200,312	$148,401
Ratio of net expenses to average net assets	0.96%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.51%	1.40%	1.50%	1.84%	1.80%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(b)	0.96%	1.07%	1.07%	1.08%	1.08%
Portfolio turnover rate	7.43%	18.70%	15.76%	12.90%	21.30%

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

16	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
March 31, 2013

COMMON STOCKS (98.8%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (11.2%)
Advance Auto Parts, Inc.	5,000	413,250
Autoliv, Inc.	15,000	1,037,100
Comcast Corp., Class A	50,000	2,100,500
Johnson Controls, Inc.	10,000	350,700
McDonald’s Corp.	17,500	1,744,575
NIKE, Inc., Class B	16,000	944,160
Omnicom Group, Inc.	30,000	1,767,000
Ross Stores, Inc.	12,500	757,750

		9,115,035

Consumer Staples (12.0%)
Church & Dwight Co., Inc.	10,000	646,300
Colgate-Palmolive Co.	6,000	708,180
Costco Wholesale Corp.	15,000	1,591,650
Diageo PLC, Sponsored ADR	14,000	1,761,760
McCormick & Co., Inc.	7,000	514,850
Nestle SA, Sponsored ADR	15,000	1,087,050
PepsiCo, Inc.	12,500	988,875
Procter & Gamble Co.	10,000	770,600
Reckitt Benckiser Group PLC, Sponsored ADR	20,000	288,600
SYSCO Corp.	40,000	1,406,800

		9,764,665

Energy (11.4%)
Apache Corp.	7,000	540,120
Chevron Corp.	16,000	1,901,120
ConocoPhillips	15,000	901,500
Devon Energy Corp.	5,000	282,100
Exxon Mobil Corp.	40,000	3,604,400
Phillips 66	7,500	524,775
Schlumberger Ltd.	20,000	1,497,800

		9,251,815

Financials (15.3%)
BB&T Corp.	20,000	627,800
Chubb Corp.	25,000	2,188,250
Cincinnati Financial Corp.	50,000	2,359,500
Comerica, Inc.	15,000	539,250
Commerce Bancshares, Inc.	5,000	204,150
JPMorgan Chase & Co.	35,000	1,661,100
M&T Bank Corp.	5,000	515,800
Northern Trust Corp.	7,500	409,200
PNC Financial Services Group, Inc.	15,000	997,500
State Street Corp.	12,000	709,080
T. Rowe Price Group, Inc.	30,000	2,246,100

		12,457,730

Health Care (9.1%)
Becton, Dickinson & Co.	17,000	1,625,370
C.R. Bard, Inc.	12,500	1,259,750
DENTSPLY International, Inc.	25,000	1,060,500
Johnson & Johnson, Inc.	2,000	163,060
Medtronic, Inc.	10,000	469,600
Mettler-Toledo International, Inc.(a)	1,500	319,830
Roche Holdings Ltd., Sponsored ADR	15,000	879,000
Saint Jude Medical, Inc.	5,000	202,200
Stryker Corp.	10,000	652,400
Varian Medical Systems, Inc.(a)	10,000	720,000

		7,351,710

Industrials (18.6%)
3M Co.	7,500	797,325
Donaldson Co., Inc.	50,000	1,809,500
Emerson Electric Co.	35,000	1,955,450
Expeditors International of Washington, Inc.	5,000	178,550
Hubbell, Inc., Class B	10,000	971,100
Illinois Tool Works, Inc.	30,000	1,828,200
Precision Castparts Corp.	15,000	2,844,300
Rockwell Collins, Inc.	15,000	946,800
United Parcel Service, Inc., Class B	14,000	1,202,600
W.W. Grainger, Inc.	11,500	2,587,270

		15,121,095

Information Technology (16.8%)
Accenture PLC, Class A	25,000	1,899,250
Apple, Inc.	4,000	1,770,520
Automatic Data Processing, Inc.	20,000	1,300,400
EMC Corp.(a)	65,000	1,552,850
Intel Corp.	5,000	109,250
International Business Machines Corp.	10,000	2,133,000
Microsoft Corp.	50,000	1,430,500
Oracle Corp.	45,000	1,455,300
QUALCOMM, Inc.	12,500	836,875
Wal-Mart Stores, Inc.	15,000	1,122,450

		13,610,395

Materials (4.4%)
Air Products & Chemicals, Inc.	5,000	435,600
AptarGroup, Inc.	7,500	430,125
Ecolab, Inc.	14,000	1,122,520
Sigma-Aldrich Corp.	20,000	1,553,600

		3,541,845

TOTAL COMMON STOCKS (Cost $44,916,924)		80,214,290

INVESTMENT COMPANIES (1.8%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	1,437,072	1,437,072

TOTAL INVESTMENT COMPANIES (Cost $1,437,072)		1,437,072

Total Investments (Cost $46,353,996)(c) — 100.6%		81,651,362
Liabilities in excess of other assets — (0.6)%		(497,802)

NET ASSETS — 100.0%		$81,153,560

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements	17

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $46,353,996)	$81,651,362
Cash	21,759
Dividends receivable	142,137
Prepaid expenses and other assets	2,730

Total Assets	81,817,988

Liabilities:
Payable for investments purchased	582,738
Payable for capital shares redeemed	3,800
Accrued expenses and other liabilities:
Investment adviser	50,731
Chief compliance officer	539
Administration and accounting	2,889
Custodian	1,938
Transfer agent	9,316
Trustee	212
Other	12,265

Total Liabilities	664,428

Net Assets	$81,153,560

Composition of Net Assets:
Capital	$47,320,846
Accumulated net investment income	195,579
Accumulated net realized losses from investment transactions	(1,660,231)
Net unrealized appreciation from investments	35,297,366

Net Assets	$81,153,560

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,816,179

Net Asset Value, Offering Price and Redemption Price per share	$16.85

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$1,624,034

Total Investment Income	1,624,034

Expenses:
Investment adviser	532,984
Administration and accounting	87,832
Trustee	3,058
Custodian	11,984
Transfer agency	32,852
Chief compliance officer	2,733
Recoupment of prior expenses reimbursed by the investment adviser	8,013
Other	39,917

Total expenses before fee reductions	719,373
Fees voluntarily reduced by transfer agent	(7,500)

Net Expenses	711,873

Net Investment Income	912,161

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,142,942
Change in unrealized appreciation from investments	5,023,429

Net realized/unrealized gains from investments	6,166,371

Change in Net Assets Resulting from Operations	$7,078,532

18	See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$912,161	$602,627
Net realized gains from investment transactions	1,142,942	245,312
Change in unrealized appreciation from investments	5,023,429	4,546,914

Change in Net Assets Resulting from Operations	7,078,532	5,394,853

Dividends:
Net investment income	(861,329)	(589,650)

Change in Net Assets Resulting from Shareholder Dividends	(861,329)	(589,650)

Capital Share Transactions:
Proceeds from shares issued	11,499,576	4,647,257
Dividends reinvested	779,539	507,274
Cost of shares redeemed	(6,916,458)	(3,849,474)

Change in Net Assets Resulting from Capital Share Transactions	5,362,657	1,305,057

Change in Net Assets	11,579,860	6,110,260
Net Assets:
Beginning of period	69,573,700	63,463,440

End of period	$81,153,560	$69,573,700

Share Transactions:
Issued	738,195	327,501
Reinvested	50,238	36,786
Redeemed	(449,589)	(275,060)

Change in Shares	338,844	89,227

Accumulated net investment income	$195,579	$144,747

See Notes to Financial Statements	19

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$15.54	$14.46	$12.62	$8.77	$13.17

Investment Activities:
Net investment income	0.20	0.13	0.11	0.10	0.10 (a)
Net realized and unrealized gains (losses) from investment transactions	1.30	1.08	1.84	3.85	(4.40)

Total from investment activities	1.50	1.21	1.95	3.95	(4.30)

Dividends:
Net investment income	(0.19)	(0.13)	(0.11)	(0.10)	(0.10)

Total dividends	(0.19)	(0.13)	(0.11)	(0.10)	(0.10)

Net Asset Value, End of Period	$16.85	$15.54	$14.46	$12.62	$8.77

Total Return	9.76%	8.50%	15.48%	45.13%	(32.73)%

Ratios/Supplemental Data:

Net Assets at end of period (000’s)	$81,154	$69,574	$63,463	$53,583	$38,699
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.28%	0.96%	0.85%	0.92%	0.86%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(b)	1.01%	1.07%	1.09%	1.11%	1.10%
Portfolio turnover rate	5.69%	10.80%	14.31%	19.90%	28.85%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

20	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
March 31, 2013

COMMON STOCKS (98.1%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (14.1%)
Advance Auto Parts, Inc.	6,500	537,225
Autoliv, Inc.	9,280	641,619
Family Dollar Stores, Inc.	9,500	560,975
Hasbro, Inc.	15,000	659,100
LKQ Corp.(a)	14,750	320,960
O’Reilly Automotive, Inc.(a)	5,700	584,535
Omnicom Group, Inc.	11,000	647,900
Ross Stores, Inc.	11,500	697,130
Tractor Supply Co.	2,725	283,755

		4,933,199

Consumer Staples (6.9%)
Brown-Forman Corp., Class B	7,000	499,800
Campbell Soup Co.	12,000	544,320
Church & Dwight Co., Inc.	12,400	801,412
McCormick & Co., Inc.	7,525	553,464

		2,398,996

Energy (8.8%)
Cabot Oil & Gas Corp.	6,000	405,660
Core Laboratories NV	5,750	793,040
Denbury Resources, Inc.(a)	26,425	492,826
Energen Corp.	5,000	260,050
FMC Technologies, Inc.(a)	7,800	424,242
Murphy Oil Corp.	5,500	350,515
Oceaneering International, Inc.	5,000	332,050

		3,058,383

Financials (17.5%)
Bank of Hawaii Corp.	6,950	353,129
BioMed Realty Trust, Inc.	11,325	244,620
BOK Financial Corp.	3,975	247,643
Cincinnati Financial Corp.	15,005	708,086
Comerica, Inc.	11,025	396,349
Commerce Bancshares, Inc.	7,598	310,226
Cullen/Frost Bankers, Inc.	6,500	406,445
Digital Realty Trust, Inc.	3,800	254,258
East West Bancorp, Inc.	12,500	320,875
Eaton Vance Corp.	8,700	363,921
IntercontinentalExchange, Inc.(a)	2,025	330,217
Jones Lang LaSalle, Inc.	3,675	365,332
M&T Bank Corp.	2,850	294,006
Northern Trust Corp.	10,000	545,600
SEI Investments Co.	12,400	357,740
T. Rowe Price Group, Inc.	7,900	591,473

		6,089,920

Health Care (11.4%)
C.R. Bard, Inc.	5,850	589,563
DENTSPLY International, Inc.	11,750	498,435
Laboratory Corp. of America Holdings(a)	4,000	360,800
MEDNAX, Inc.(a)	2,775	248,723
Mettler-Toledo International, Inc.(a)	3,500	746,270
ResMed, Inc.	5,400	250,344
Techne Corp.	3,700	251,045
Varian Medical Systems, Inc.(a)	6,700	482,400
Waters Corp.(a)	6,000	563,460

		3,991,040

Industrials (15.8%)
AMETEK, Inc.	11,675	506,228
C.H. Robinson Worldwide, Inc.	4,150	246,759
CLARCOR, Inc.	6,950	364,041
Donaldson Co., Inc.	21,000	759,990
Expeditors International of Washington, Inc.	6,700	239,257
Hubbell, Inc., Class B	5,300	514,683
IDEX Corp.	6,000	320,520
Lincoln Electric Holdings, Inc.	10,475	567,535
Nordson Corp.	4,950	326,453
Rockwell Collins, Inc.	5,250	331,380
W.W. Grainger, Inc.	3,250	731,185
Wabtec Corp.	5,800	592,238

		5,500,269

Information Technology (14.9%)
BMC Software, Inc.(a)	14,500	671,785
Check Point Software Technologies Ltd.(a)	11,000	516,890
Citrix Systems, Inc.(a)	9,000	649,440
F5 Networks, Inc.(a)	3,000	267,240
Factset Research Systems, Inc.	4,000	370,400
Fiserv, Inc.(a)	3,500	307,405
NetApp, Inc.(a)	16,775	573,034
Paychex, Inc.	9,500	333,165
Riverbed Technology, Inc.(a)	13,400	199,794
Syntel, Inc.	5,025	339,288
Teradata Corp.(a)	11,125	650,924
TIBCO Software, Inc.(a)	15,000	303,300

		5,182,665

Materials (4.9%)
AptarGroup, Inc.	12,500	716,875
International Flavors & Fragrances, Inc.	3,675	281,762
Sigma-Aldrich Corp.	9,400	730,192

		1,728,829

Utilities (3.8%)
AGL Resources, Inc.	7,150	299,943
Northeast Utilities	8,466	367,932
Questar Corp.	26,725	650,219

		1,318,094

TOTAL COMMON STOCKS (Cost $23,038,621)		34,201,395

INVESTMENT COMPANIES (2.0%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	703,557	703,557

TOTAL INVESTMENT COMPANIES (Cost $703,557)		703,557

Total Investments (Cost $23,742,178)(c) — 100.1%		34,904,952
Liabilities in excess of other assets — (0.1)%		(29,795)

NET ASSETS — 100.0%		$34,875,157

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	21

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $23,742,178)	$34,904,952
Cash	8,367
Dividends receivable	26,434
Receivable for capital shares issued	109,640
Prepaid expenses and other assets	2,197

Total Assets	35,051,590

Liabilities:
Payable for investments purchased	142,499
Accrued expenses and other liabilities:
Investment adviser	17,299
Chief compliance officer	224
Administration and accounting	1,373
Custodian	875
Transfer agent	8,980
Trustee	88
Other	5,095

Total Liabilities	176,433

Net Assets	$34,875,157

Composition of Net Assets:
Capital	$23,456,958
Accumulated net investment income	3,675
Accumulated net realized gains from investment transactions	251,750
Net unrealized appreciation from investments	11,162,774

Net Assets	$34,875,157

Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,666,883

Net Asset Value, Offering Price and Redemption Price per share	$13.08

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$495,141
Less: Foreign tax withholding	(780)

Total Investment Income	494,361

Expenses:
Investment adviser	220,142
Administration and accounting	38,059
Shareholder servicing	81
Trustee	1,231
Custodian	5,375
Transfer agency	31,873
Chief compliance officer	1,108
Other	18,817

Total expenses before fee reductions	316,686

Fees voluntarily reduced by transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(16,993)

Net Expenses	294,256

Net Investment Income	200,105

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	747,973
Change in unrealized appreciation from investments	2,036,667

Net realized/unrealized gains from investments	2,784,640

Change in Net Assets Resulting from Operations	$2,984,745

22	See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$200,105	$78,677
Net realized gains from investment transactions	747,973	569,650
Change in unrealized appreciation from investments	2,036,667	1,268,521

Change in Net Assets Resulting from Operations	2,984,745	1,916,848

Dividends:
Net investment income	(207,695)	(77,741)
Net realized gains from investment transactions	(662,925)	(889,781)

Change in Net Assets Resulting from Shareholder Dividends	(870,620)	(967,522)

Capital Share Transactions:
Proceeds from shares issued	5,383,464	2,852,941
Dividends reinvested	755,140	828,947
Cost of shares redeemed	(2,601,641)	(2,682,664)

Change in Net Assets Resulting from Capital Share Transactions	3,536,963	999,224

Change in Net Assets	5,651,088	1,948,550
Net Assets:
Beginning of period	29,224,069	27,275,519

End of period	$34,875,157	$29,224,069

Share Transactions:
Issued	452,973	250,003
Reinvested	64,331	76,613
Redeemed	(219,490)	(237,172)

Change in Shares	297,814	89,444

Accumulated net investment income	$3,675	$11,266

See Notes to Financial Statements	23

Financial Statements	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$12.34	$11.96	$9.44	$6.08	$9.23

Investment Activities:
Net investment income	0.08	0.03	0.02	0.02	0.02 (a)
Net realized and unrealized gains (losses) from investment transactions	1.01	0.78	2.73	3.36	(3.07)

Total from investment activities	1.09	0.81	2.75	3.38	(3.05)

Dividends:
Net investment income	(0.08)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized gains from investments	(0.27)	(0.40)	(0.21)	—	(0.08)

Total dividends	(0.35)	(0.43)	(0.23)	(0.02)	(0.10)

Net Asset Value, End of Period	$13.08	$12.34	$11.96	$9.44	$6.08

Total Return	9.20%	7.24%	29.32%	55.68%	(33.03)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$34,875	$29,224	$27,276	$16,309	$8,019
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.68%	0.30%	0.25%	0.26%	0.24%
Ratio of expenses (before fee reductions) to average net assets(b)	1.08%	1.19%	1.20%	1.32%	1.48%
Portfolio turnover rate	16.44%	19.01%	18.58%	26.44%	22.93%

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

24	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
March 31, 2013

COMMON STOCKS (98.9%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (13.8%)
Autoliv, Inc.	825	57,040
Columbia Sportswear Co.	550	31,834
Dorman Products, Inc.	950	35,350
DSW, Inc., Class A	700	44,660
Hibbett Sports, Inc.(a)	674	37,926
iRobot Corp.(a)	1,450	37,207
Life Time Fitness, Inc.(a)	725	31,016
LKQ Corp.(a)	2,950	64,192
Select Comfort Corp.(a)	2,325	45,965
SodaStream International Ltd.(a)	1,302	64,631
The Men’s Wearhouse, Inc.	900	30,078
Tractor Supply Co.	375	39,049
Vitamin Shoppe, Inc.(a)	775	37,859
Weight Watchers International, Inc.	800	33,688
Wolverine World Wide, Inc.	1,350	59,899

		650,394

Consumer Staples (2.4%)
Darling International, Inc.(a)	1,300	23,348
Hain Celestial Group, Inc.(a)	350	21,378
The Fresh Market, Inc.(a)	600	25,662
United Natural Foods, Inc.(a)	900	44,280

		114,668

Energy (6.4%)
CARBO Ceramics, Inc.	725	66,026
Core Laboratories NV	175	24,136
Denbury Resources, Inc.(a)	3,100	57,815
Geospace Technologies Corp.(a)	300	32,376
Lufkin Industries, Inc.	750	49,792
Oceaneering International, Inc.	750	49,807
RPC, Inc.	1,550	23,514

		303,466

Financials (22.9%)
Bank of Hawaii Corp.	1,456	73,979
BioMed Realty Trust, Inc.	1,125	24,300
BOK Financial Corp.	425	26,478
Cohen & Steers, Inc.	1,425	51,400
Commerce Bancshares, Inc.	1,365	55,733
Coresite Realty Corp.	800	27,984
Cullen/Frost Bankers, Inc.	550	34,392
DuPont Fabros Technology, Inc.	2,176	52,812
East West Bancorp, Inc.	3,075	78,935
Eaton Vance Corp.	1,425	59,608
Financial Engines, Inc.	1,425	51,613
Jones Lang LaSalle, Inc.	950	94,439
MarketAxess Holdings, Inc.	1,400	52,220
Ocwen Financial Corp.(a)	2,225	84,372
SEI Investments Co.	1,900	54,815
Signature Bank(a)	1,000	78,760
SVB Financial Group(a)	1,225	86,901
Texas Capital Bancshares, Inc.(a)	672	27,182
UMB Financial Corp.	725	35,576
Umpqua Holdings Corp.	2,125	28,178

		1,079,677

Health Care (11.2%)
Bruker Corp.(a)	2,775	53,002
Covance, Inc.(a)	350	26,012
DENTSPLY International, Inc.	525	22,271
Haemonetics Corp.(a)	575	23,954
ICU Medical, Inc.(a)	750	44,212
MEDNAX, Inc.(a)	425	38,093
Meridian Bioscience, Inc.	1,050	23,961
Mettler-Toledo International, Inc.(a)	182	38,806
Myriad Genetics, Inc.(a)	1,525	38,735
Neogen Corp.(a)	452	22,406
Quality Systems, Inc.	2,200	40,216
ResMed, Inc.	975	45,201
Techne Corp.	341	23,137
Thoratec Corp.(a)	1,300	48,750
West Pharmaceutical Services, Inc.	600	38,964

		527,720

Industrials (16.4%)
Chart Industries, Inc.(a)	500	40,005
CLARCOR, Inc.	1,125	58,928
Donaldson Co., Inc.	2,200	79,618
ESCO Technologies, Inc.	550	22,473
Franklin Electric Co., Inc.	1,000	33,570
Genesee & Wyoming, Inc., Class A(a)	652	60,708
Hub Group, Inc., Class A(a)	975	37,499
Hubbell, Inc., Class B	493	47,875
IDEX Corp.	595	31,785
II-VI, Inc.(a)	1,150	19,596
Lincoln Electric Holdings, Inc.	850	46,053
Lindsay Manufacturing Co.	552	48,675
Middleby Corp.(a)	422	64,207
Nordson Corp.	615	40,559
Wabtec Corp.	850	86,793
Watts Water Technologies, Inc., Class A	1,149	55,141

		773,485

Information Technology (14.2%)
Blackbaud, Inc.	800	23,704
Bottomline Technologies, Inc.(a)	800	22,808
Coherent, Inc.	375	21,278
CommVault Systems, Inc.(a)	450	36,891
Factset Research Systems, Inc.	375	34,725
InterDigital, Inc.	875	41,851
IPG Photonics Corp.	925	61,429
Liquidity Services, Inc.(a)	800	23,848
Mellanox Technologies Ltd.(a)	425	23,592
MicroStrategy, Inc., Class A(a)	222	22,440
NIC, Inc.	1,600	30,656
Plantronics, Inc.	1,175	51,923
Polycom, Inc.(a)	2,800	31,024
Power Integrations, Inc.	950	41,240
Riverbed Technology, Inc.(a)	2,375	35,411
Sapient Corp.(a)	3,700	45,103
Syntel, Inc.	350	23,632
TIBCO Software, Inc.(a)	2,000	40,440
WEX, Inc.(a)	750	58,875

		670,870

Materials (6.6%)
AptarGroup, Inc.	1,300	74,555
Calgon Carbon Corp.(a)	3,325	60,182
Commercial Metals Co.	3,100	49,135
International Flavors & Fragrances, Inc.	450	34,502
Kraton Performance Polymers, Inc.(a)	1,650	38,610
Minerals Technologies, Inc.	1,400	58,114

		315,098

Utilities (5.0%)
AGL Resources, Inc.	1,050	44,048
American States Water Co.	1,106	63,672
New Jersey Resources Corp.	750	33,638
Questar Corp.	3,850	93,670

		235,028

TOTAL COMMON STOCKS (Cost $3,949,808)		4,670,406

INVESTMENT COMPANIES (1.2%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	55,076	55,076

TOTAL INVESTMENT COMPANIES (Cost $55,076)(c)		55,076

Total Investments (Cost $4,004,884) — 100.1%		4,725,482
Liabilities in excess of other assets — (0.1)%		(6,467)

NET ASSETS — 100.0%		$4,719,015

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	25

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $4,004,884)	$4,725,482
Cash	238
Dividends receivable	2,548
Receivable from adviser	1,208
Prepaid expenses and other assets	125

Total Assets	4,729,601

Liabilities:
Accrued expenses and other liabilities:
Chief compliance officer	31
Administration and accounting	408
Custodian	247
Transfer agent	8,965
Trustee	12
Other	923

Total Liabilities	10,586

Net Assets	$4,719,015

Composition of Net Assets:
Capital	$4,017,992
Accumulated net investment income/(loss)	847
Accumulated net realized losses from investment transactions	(20,422)
Net unrealized appreciation from investments	720,598

Net Assets	$4,719,015

Shares outstanding (par value $0.01, unlimited number of shares authorized)	391,582

Net Asset Value, Offering Price and Redemption Price per share	$12.05

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$52,804
Less: Foreign tax withholding	(72)

Total Investment Income	52,732

Expenses:
Investment adviser	28,883
Administration and accounting	7,980
Trustee	168
Custodian	1,602
Transfer agency	32,844
Chief compliance officer	152
Other	6,371

Total expenses before fee reductions	78,000
Fees voluntarily reduced by transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(33,947)

Net Expenses	38,616

Net Investment Income	14,116

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(21,455)
Change in unrealized appreciation from investments	421,345

Net realized/unrealized gains from investments	399,890

Change in Net Assets Resulting from Operations	$414,006

26	See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF CHANGES IN NET ASSETS
	For the year ended	For the period ended
	March 31,	March 31,
	2013	2012(a)

Investment Activities:
Operations:
Net investment income	$14,116	$286
Net realized gains (losses) from investment transactions	(21,455)	30,511
Change in unrealized appreciation from investments	421,345	299,253

Change in Net Assets Resulting from Operations	414,006	330,050

Dividends:
Net investment income	(18,180)	(898)
Net realized losses from investment transactions	(30,511)	—

Change in Net Assets Resulting from Shareholder Dividends	(48,691)	(898)

Capital Share Transactions:
Proceeds from shares issued	1,270,515	2,949,757
Proceeds from shares issued in subscription in-kind(b)	—	325,000
Dividends reinvested	43,101	775
Cost of shares redeemed	(239,762)	—
Cost of shares redeemed in redemption in-kind(b)	(324,838)	—

Change in Net Assets Resulting from Capital Share Transactions	749,016	3,275,532

Change in Net Assets	1,114,331	3,604,684
Net Assets:
Beginning of period	3,604,684	—

End of period	$4,719,015	$3,604,684

Share Transactions:
Issued	117,966	292,427
Issued in subscriptions in-kind(b)	—	32,500
Reinvested	3,972	79
Redeemed	(22,846)	—
Redeemed in redemption in-kind(b)	(32,516)	—

Change in Shares	66,576	325,006

Accumulated net investment income (loss)	$847	$2,071

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Commenced operations on November 30, 2011.
(b)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	27

Financial Statements	Boston Trust SMID Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the year	For the period
	ended	ended
	March 31,	March 31,
	2013	2012(a)

Net Asset Value, Beginning of Period	$11.09	$10.00

Investment Activities:
Net investment income	0.04	—
Net realized and unrealized gains from investment transactions	1.05	1.09

Total from investment activities	1.09	1.09

Dividends:
Net investment income	(0.05)	—
Net realized gains from investments	(0.08)	—

Total dividends	(0.13)	—

Net Asset Value, End of Period	$12.05	$11.09

Total Return	10.00%	10.96%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$4,719	$3,605
Ratio of net expenses to average net assets	1.00%	1.00%	(c)
Ratio of net investment income to average net assets	0.37%	0.03%	(c)
Ratio of expenses (before fee reductions) to average net assets(d)	2.02%	2.18%	(c)
Portfolio turnover rate	33.83%	12.14%	(b)

Amounts designated as “—” are $0 or have been rounded $0.
(a)	Commenced operations on November 30, 2011.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated

28	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
March 31, 2013

COMMON STOCKS (99.5%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (12.9%)
Columbia Sportswear Co.	91,000	5,267,080
Dorman Products, Inc.	133,000	4,948,930
DSW, Inc., Class A	75,900	4,842,420
Hibbett Sports, Inc.(a)	98,000	5,514,460
iRobot Corp.(a)	203,000	5,208,980
Life Time Fitness, Inc.(a)	89,000	3,807,420
Select Comfort Corp.(a)	271,000	5,357,670
SodaStream International Ltd.(a)	146,000	7,247,440
The Men’s Wearhouse, Inc.	167,000	5,581,140
Vitamin Shoppe, Inc.(a)	118,000	5,764,300
Weight Watchers International, Inc.	86,000	3,621,460
Wolverine World Wide, Inc.	176,000	7,809,120

		64,970,420

Consumer Staples (3.0%)
Darling International, Inc.(a)	203,000	3,645,880
Hain Celestial Group, Inc.(a)	35,000	2,137,800
The Fresh Market, Inc.(a)	76,000	3,250,520
United Natural Foods, Inc.(a)	119,000	5,854,800

		14,889,000

Energy (6.7%)
CARBO Ceramics, Inc.	98,000	8,924,860
Geospace Technologies Corp.(a)	75,000	8,094,000
Lufkin Industries, Inc.	155,000	10,290,450
Natural Gas Services Group, Inc.(a)	102,525	1,974,631
RPC, Inc.	281,000	4,262,770

		33,546,711

Financials (21.3%)
Bank of Hawaii Corp.	202,000	10,263,620
BioMed Realty Trust, Inc.	121,000	2,613,600
City National Corp.	70,000	4,123,700
Cohen & Steers, Inc.	182,000	6,564,740
Coresite Realty Corp.	177,000	6,191,460
Corporate Office Properties Trust	92,000	2,454,560
Dime Community Bancshares, Inc.	176,050	2,528,078
DuPont Fabros Technology, Inc.	307,000	7,450,890
East West Bancorp, Inc.	197,000	5,056,990
Financial Engines, Inc.	191,000	6,918,020
First Financial Bankshares, Inc.	87,000	4,228,200
Independent Bank Corp.	117,000	3,813,030
MarketAxess Holdings, Inc.	219,000	8,168,700
Signature Bank(a)	65,000	5,119,400
SVB Financial Group(a)	155,000	10,995,700
Texas Capital Bancshares, Inc.(a)	137,000	5,541,650
UMB Financial Corp.	151,000	7,409,570
Umpqua Holdings Corp.	560,000	7,425,600

		106,867,508

Health Care (13.4%)
Bruker Corp.(a)	428,000	8,174,800
Cantel Medical Corp.	152,000	4,569,120
Computer Programs & Systems, Inc.	80,000	4,328,800
Haemonetics Corp.(a)	62,000	2,582,920
ICU Medical, Inc.(a)	106,000	6,248,700
Landauer, Inc.	37,000	2,086,060
Meridian Bioscience, Inc.	220,000	5,020,400
Myriad Genetics, Inc.(a)	199,000	5,054,600
Neogen Corp.(a)	50,000	2,478,500
Quality Systems, Inc.	250,000	4,570,000
Techne Corp.	73,000	4,953,050
Thoratec Corp.(a)	175,000	6,562,500
West Pharmaceutical Services, Inc.	162,000	10,520,280

		67,149,730

Industrials (16.1%)
American Science & Engineering, Inc.	61,000	3,720,390
Apogee Enterprises, Inc.	206,000	5,963,700
Chart Industries, Inc.(a)	57,000	4,560,570
CLARCOR, Inc.	175,000	9,166,500
ESCO Technologies, Inc.	120,000	4,903,200
Franklin Electric Co., Inc.	186,000	6,244,020
Gentherm, Inc.(a)	210,000	3,439,800
Herman Miller, Inc.	86,000	2,379,620
Hub Group, Inc., Class A(a)	166,000	6,384,360
II-VI, Inc.(a)	195,000	3,322,800
Lindsay Manufacturing Co.	80,000	7,054,400
Middleby Corp.(a)	56,000	8,520,400
Simpson Manufacturing Co., Inc.	111,000	3,397,710
Team, Inc.(a)	136,000	5,585,520
Watts Water Technologies, Inc., Class A	133,000	6,382,670

		81,025,660

Information Technology (17.9%)
Blackbaud, Inc.	150,000	4,444,500
Bottomline Technologies, Inc.(a)	164,000	4,675,640
Coherent, Inc.	88,000	4,993,120
InterDigital, Inc.	104,000	4,974,320
IPG Photonics Corp.	75,175	4,992,372
Liquidity Services, Inc.(a)	120,000	3,577,200
Mellanox Technologies Ltd.(a)	95,000	5,273,450
MicroStrategy, Inc., Class A(a)	36,000	3,638,880
NIC, Inc.	235,000	4,502,600
Plantronics, Inc.	241,000	10,649,790
Polycom, Inc.(a)	560,000	6,204,800
Power Integrations, Inc.	195,000	8,464,950
Riverbed Technology, Inc.(a)	241,000	3,593,310
Sapient Corp.(a)	575,000	7,009,250
Syntel, Inc.	57,000	3,848,640
WEX, Inc.(a)	119,000	9,341,500

		90,184,322

Materials (5.0%)
Calgon Carbon Corp.(a)	270,000	4,887,000
Commercial Metals Co.	340,000	5,389,000
Kraton Performance Polymers, Inc.(a)	86,000	2,012,400
Minerals Technologies, Inc.	139,000	5,769,890
Quaker Chemical Corp.	117,000	6,905,340

		24,963,630

Utilities (3.2%)
American States Water Co.	71,000	4,087,470
New Jersey Resources Corp.	166,000	7,445,100
South Jersey Industries, Inc.	85,000	4,725,150

		16,257,720

TOTAL COMMON STOCKS (Cost $417,314,121)		499,854,701

INVESTMENT COMPANIES (0.6%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	3,210,238	3,210,238

TOTAL INVESTMENT COMPANIES (Cost $3,210,238)		3,210,238

Total Investments (Cost $420,524,359)(c) — 100.1%		503,064,939
Liabilities in excess of other assets — (0.1)%		(275,784)

NET ASSETS — 100.0%		$502,789,155

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	29

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $420,524,359)	$503,064,939
Cash	43,220
Dividends receivable	496,198
Receivable for capital shares issued	39,639
Prepaid expenses and other assets	22,236

Total Assets	503,666,232

Liabilities:
Payable for investments purchased	396,165
Payable for capital shares redeemed	41,664
Accrued expenses and other liabilities:
Investment adviser	312,313
Chief compliance officer	2,777
Administration and accounting	16,445
Custodian	9,027
Transfer agent	10,116
Trustee	1,091
Shareholder servicing	14,589
Other	72,890

Total Liabilities	877,077

Net Assets	$502,789,155

Composition of Net Assets:
Capital	$414,332,112
Accumulated net investment income (loss)	196,993
Accumulated net realized gains from investment transactions	5,719,470
Net unrealized appreciation from investments	82,540,580

Net Assets	$502,789,155

Shares outstanding (par value $0.01, unlimited number of shares authorized)	35,281,301

Net Asset Value, Offering Price and Redemption Price per share	$14.25

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$4,929,838

Total Investment Income	4,929,838

Expenses:
Investment adviser	2,679,568
Administration and accounting	428,065
Shareholder servicing	143,826
Trustee	14,412
Custodian	54,121
Transfer agency	44,894
Chief compliance officer	13,219
Recoupment of prior expenses reimbursed by the investment adviser	21,275
Other	189,936

Total expenses before fee reductions	3,589,316
Fees voluntarily reduced by Transfer agent	(5,437)

Net Expenses	3,583,879

Net Investment Income	1,345,959

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	17,943,293
Change in unrealized appreciation from investments	27,309,103

Net realized/unrealized gains from investments	45,252,396

Change in Net Assets Resulting from Operations	$46,598,355

30	See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$1,345,959	$133,968
Net realized gains from investment transactions	17,943,293	2,564,171
Change in unrealized appreciation from investments	27,309,103	6,975,434

Change in Net Assets Resulting from Operations	46,598,355	9,673,573

Dividends:
Net investment income	(1,470,783)	(258,044)
Net realized gains from investment transactions	(11,612,948)	(19,639,829)

Change in Net Assets Resulting from Shareholder Dividends	(13,083,731)	(19,897,873)

Capital Share Transactions:
Proceeds from shares issued	163,526,538	96,089,797
Dividends reinvested	12,261,159	18,302,949
Cost of shares redeemed	(34,019,044)	(44,396,879)
Cost of shares redeemed in redemption in-kind(a)	(503,078)	—

Change in Net Assets Resulting from Capital Share Transactions	141,265,575	69,995,867

Change in Net Assets	174,780,199	59,771,567
Net Assets:
Beginning of period	328,008,956	268,237,389

End of period	$502,789,155	$328,008,956

Share Transactions:
Issued	12,160,205	7,662,068
Reinvested	950,581	1,557,698
Redeemed	(2,568,914)	(3,601,785)
Redeemed in redemption in-kind(a)	(40,571)	—

Change in Shares	10,501,301	5,617,981

Accumulated net investment income (loss)	$196,993	$—

Amounts designated as “—” are $0 or have been rounded $0.
(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	31

Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$13.24	$14.00	$11.52	$7.21	$10.92

Investment Activities:
Net investment income	0.05	0.01	0.02	0.02	0.02	(a)
Net realized and unrealized gains (losses) from investment transactions	1.43	0.20	2.91	4.31	(3.64)

Total from investment activities	1.48	0.21	2.93	4.33	(3.62)

Dividends:
Net investment income	(0.05)	(0.01)	(0.03)	(0.02)	(0.02)
Net realized gains from investments	(0.42)	(0.96)	(0.42)	—	(0.07)

Total dividends	(0.47)	(0.97)	(0.45)	(0.02)	(0.09)

Net Asset Value, End of Period	$14.25	$13.24	$14.00	$11.52	$7.21

Total Return	11.61%	2.35%	25.78%	60.01%	(33.24)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$502,789	$328,009	$268,237	$133,511	$25,504
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.10%
Ratio of net investment income to average net assets	0.38%	0.05%	0.15%	0.26%	0.21%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(b)	0.99%	1.09%	1.12%	1.14%	1.18%
Portfolio turnover rate	33.34%	30.99%	35.54%	26.68%	21.28%

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

32	See Notes to Financial Statements

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33

Environmental, Social and Governance Research and Action Update (Unaudited)

Walden is pleased to begin 2013 with a report of substantial progress in fostering improved corporate environmental, social and governance (ESG) performance, a tribute to the positive impact of shareholder engagement.

Political Spending & Lobbying
As a leading investor advocate for full disclosure of corporate funds used in the political sphere, Walden is encouraged that the Securities and Exchange Commission (SEC) is considering mandating disclosure of political contributions by publicly traded companies. While the U.S. Chamber of Commerce and other organizations gear up to block such a rule, we have seen a number of portfolio companies step up. We withdrew a resolution at PepsiCo, led by the New York State Common Retirement Fund, when it agreed to disclose direct lobbying and contributions made to trade associations, as well as funds paid to grassroots lobbying and tax exempt groups that write and endorse model legislation. Similarly, Walden’s resolution at 3M was withdrawn with a commitment to detailed disclosure of lobbying activities and expenditures to trade associations. Another resolution at JPMorgan Chase, led by Domini Social Investments and co-filed by Walden, was withdrawn after successful negotiations led to the disclosure of new policies that ensure corporate funds cannot be used for electoral purposes.

Environmental Impacts
After productive discussions with Stryker, we withdrew our shareholder proposal requesting a comprehensive greenhouse gas (GHG) emissions management plan. The company committed to fully assess its facilities, establish GHG goals and targets, and complete the annual questionnaire of the Carbon Disclosure Project, the main repository of corporate responses to climate change. Walden also co-filed a resolution at PNC Financial, led by Boston Common Asset Management, requesting an assessment of GHG emissions in its lending portfolio and exposure to climate change risk in its lending, investing and financing activities. Prompted by PNC’s funding of mountaintop removal coal mining, the SEC denied the bank’s attempt to omit the resolution from its proxy ballot. Additionally, Walden was among the dozen investors who joined Ceres in a letter to the National Federation of Municipal Analysts seeking improved disclosure from water utilities on water supply risk analysis and climate change impacts.

Equality
The debate on the Defense of Marriage Act (DOMA) continues to intensify as the U.S. Supreme Court deliberates its fate. DOMA prevents the federal government from recognizing marriages between same-sex couples considered legally married in their home state. The business community has joined the wave of support for what many believe will be DOMA’s invalidation in June. Walden wrote to twelve portfolio companies commending their decision to join hundreds of others that signed a friend of the court brief to the Supreme Court that essentially called the law bad for business. The companies are: Apple, Cisco Systems, Diageo, EMC, Google, Intel, Johnson & Johnson, Microsoft, Nike, Oracle, Qualcomm, and State Street. Additionally, Walden recently encouraged Denbury Resources to make its inclusive nondiscrimination policy more accessible via the Equal Employment section of its corporate website.

ESG Disclosure
Walden continues to emphasize shareholder initiatives calling for transparency around ESG practices, goals and results. Comprehensive reporting equips investors with information to assess more fully ESG risks and opportunities, and importantly, heightens corporate accountability, which can be an important precursor to more sustainable business conduct. We withdrew a resolution at Wabtec upon its commitment to publish a sustainability report by year-end that will reference the best practice GRI (Global Reporting Initiative) guidelines. Along with Calvert Investments, we have provided detailed feedback on McCormick’s outline for its first sustainability report. Our resolution at Emerson Electric attained shareholder support of 38 percent (up from 35 percent last year), sending a strong message to management that reporting on ESG impacts and results matters to investors.

We close this quarter’s update with words we appreciated from PepsiCo’s CEO, Indra Nooyi, who some Wall Street analysts criticize for her championing of Performance with Purpose, the company’s sustainability strategy. Along with Ceres and Calvert Investments, we let Ms. Nooyi and the Board know that we believe this focus positions the company for long-term business success. Ms. Nooyi reached out personally to thank us for our continued engagement over the years, noting: “Your feedback informs our thinking as we shape the company’s approaches to address the issues that are so important to all of us.”

Environmental, Social and Governance Research and Action Update (Unaudited) (continued)

Women on Boards: Too Long in Coming
Facts and forces are coalescing to bring attention to the lack of gender diversity in U.S. corporate boardrooms.

First the facts. Women remain woefully underrepresented among corporate directors despite modest advances in recent years. According to Ernst & Young1, women hold just 14 percent of S&P 1500 company board seats. The larger companies in the S&P 500 fare slightly better with a total of 17 percent. Fully one-quarter of S&P 1500 companies have no female representation at all. And, according to the nonprofit Catalyst, women of color hold just 3 percent of director positions. These numbers are particularly disappointing since women make up nearly half of the U.S. workforce (47 percent) and they are attaining educational credentials at record levels (e.g., U.S. Census Bureau data shows women now account for about six of ten advanced degree holders among the 26-29 year age group).

More facts. Evidence is mounting of a positive relationship between company performance and the presence of women on boards. For example, recent research by Credit Suisse2 (not peer reviewed) found that boards with gender diversity had higher return on equity, lower leverage and better than average growth. Moreover, superior stock price performance was observed for companies with one or more women on boards. The authors posited several reasons for their findings: positive signaling of good governance, stronger efforts board-wide, better mix of leadership skills, access to a wider pool of talent, better representation of consumers, gender differences in risk-aversion, and improved corporate governance.

Forces putting the spotlight on board diversity include women’s organizations and networks, business leaders, media, and importantly, major institutional investors who believe gender diversity is an essential aspect of good corporate governance. With a representative of CalSTRS (California State Teachers Retirement System), Walden’s Tim Smith co-chairs the Investor Committee of the Thirty Percent Coalition—a network of corporate governance experts, corporations, senior business executives, state-wide elected officials, national women’s organizations, and institutional investors—which aims to encourage gender diversity in boardrooms through outreach to companies and other initiatives. Signatories to recent letters to companies lacking women directors have included the Comptrollers of New York State and New York City; the Treasurers of the States of Connecticut, Maryland, Massachusetts, Pennsylvania, Washington State, and California; representatives of CalSTRS, CalPERS and AFL-CIO; and various foundations, religious investors, mutual funds, and investment managers.

Walden is also ramping up engagement on board diversity at selected portfolio companies (American Science & Engineering, CARBO Ceramics, City National, IPG Photonics, NetApp, ResMed, Riverbed Technology, and Sapient), seeking stronger nominating policies and implementation plans to increase the representation of women and people of color. Specifically, Walden recommends companies have a public statement expressing the value of board diversity, nominating charter language that explicitly identifies gender and race as factors considered, and a commitment to a diverse candidate pool. We also often seek to have a conversation with the chairperson of a board’s nominating committee.

Walden is pleased with the early results of this outreach. Riverbed informed us of its new appointment of two directors that added both racial and gender diversity to its Board. Sapient told us it will consider our recommendations during the annual review of corporate governance documents in the coming months. CARBO Ceramics agreed to bring our message to its nominating committee for discussion. NetApp, where we filed a resolution, is exploring steps that may result in the withdrawal of the proposal.

We were particularly impressed with a technology company response to the Thirty Percent Coalition that described gender diversity as a “critical need at the most fundamental level.” The Chair of the Nominating and Governance Committee further stated: “[we] have opened our recruiting process so that we are constantly looking for qualified women candidates, even in the absence of an open seat. So when we do find a woman candidate, we will expand the size of the board to make room for her.”

While progress is always slower to come than we all want, there is reason for optimism.

1	Getting on Board: Women join boards at higher rates, though progress comes slowly; Ernst & Young, December 2012.

2	Gender diversity and corporate performance; Research Institute, Thought leadership from Credit Suisse Research, August 2012.

Manager Commentary (Unaudited)

Walden Asset Management Fund
Walden Equity Fund
March 31, 2013

William H. Apfel, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Asset Management Fund Objective
The investment objective of the Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective
The investment objective of the Walden Equity Fund is to seek long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

Portfolio Review

The Walden Asset Management Fund (formerly the Walden Balanced Fund) returned 6.83% for the 12-month period, compared to 9.35% for its Morningstar peer group average. The Walden Equity Fund returned 8.27% for the 12-month period, compared to 13.96% for the S&P 500 Index. The shortfall in the Funds’ returns relative to these respective benchmarks was primarily due to the results for our equity selections, described in more detail below. As has often been the case in past periods of sharply rising markets, our “high quality” discipline, which seeks to identify companies with long histories of financial success, limited results as equity markets approached new highs. While trailing the Morningstar peer group, the Walden Asset Management Fund benefited from the equity market’s strong advance. Most importantly, the Fund’s equity allocation began the period near 75% to total assets, or at the upper end of the traditional 45% to 75% range. We did not reduce the equity allocation as stock prices increased, taking full advantage of the upward price trend.

As always, equity segment results for the Walden Asset Management Fund, and the entirety of the Walden Equity Fund, were affected by the composition of market returns. In particular, sectors less dependent upon economic growth fared better, as the healthcare and consumer products sectors posted especially strong returns. In contrast, commodity price-dependent materials companies lagged as did the technology sector. Meanwhile, low-quality stocks, as defined by Standard & Poor’s, continued their recent strong returns as investors sought weaker companies whose fortunes might be lifted by a rising market. The latter two trends limited both Funds relative results.

Our selections in the finance sector performed well relative to the sector index. Holdings in this sector include two high-quality property-casualty insurance companies. These benefitted from mounting indications that insurance pricing is now rising after years of weakness. While banks continued to lead the market higher, the more domestically oriented regional lenders were particularly good performers. In most instances, we prefer the beneficiaries of a healing domestic economy to the more global and diversified money center institutions. Toward the end of the fiscal year, the latter group suffered as the collapse of Cypriot banks once again called attention to the risks inherent in complex financial institutions.*

Fund industrial sector holdings lagged the sector index. Our industrial sector selections have fared well during the four-year market rise, as we emphasized capital goods producers that serve expanding global markets. Despite the slow growing economy, many of these companies have succeeded in strengthening their profitability through improved efficiencies in manufacturing and distribution. In contrast, the best performers in this sector during the past 12-month period were highly cyclical airlines and stocks leveraged to a rebound in construction. While we anticipate that construction activity will gain momentum, we find the valuation of many companies in this industry entails a high degree of speculation.*

Finally, the fixed income segment of the Walden Asset Management Fund performed in line with market benchmarks over the past year. In the current environment, we view the role of fixed income in a diversified portfolio as a matter of risk control and diversification. Our expected return forecasts for this segment in the most likely scenarios average near zero.

Portfolio Strategy

Four years after stock prices dropped by more than half in the wake of the financial crisis, market indices have fully recovered. Further market advances will depend upon continued profit growth. With profit margins near historical peaks, only those reasonably valued companies that continue to generate rising sales, increased efficiencies, and steady cash flows, may reward investors.

We believe our current equity investment strategy is well suited to this environment. While Fund sector weights are similar to those of the S&P 500 Index, and Price-to-Earnings Ratio[1] valuations are close to index levels, individual holdings are focused on companies with substantial free cash flows relative to earnings and businesses we consider well placed to generate steady sales and earnings growth. As always, portfolio companies have long histories of attractive profitability, strong balance sheets, and business models we judge to be sustainable far into the future.

With all the risks that equities entail, we view them as easily a better option than fixed income alternatives. At today’s valuations, we believe only equities offer the likelihood of attractive long-term returns. Fund equity allocation therefore remains high relative to historical averages. Fixed income holdings are of the highest quality. Average fixed income segment maturities are shorter than appropriate benchmark comparisons, reflecting our expectation that over time interest rates are more likely to rise than fall.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Asset Management Fund Walden Equity Fund March 31, 2013

	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/13	3/31/13	3/31/13
Walden Asset Management Fund[1]	6.83%	4.36%	6.07%
Walden Equity Fund[1]	8.27%	5.54%	8.04%
S&P 500 Index	13.96%	5.81%	8.53%

Barclays Capital U.S. Government/Credit Bond Index	4.56%	5.50%	5.06%

Citigroup 90-Day U.S. Treasury Bill Index	0.08%	0.31%	1.66%

Morningstar U.S. Open-End Moderate Allocation Funds Average	9.35%	4.53%	6.82%

Hypothetical Growth of a $10,000 Investment

The above charts represent a 10-year hypothetical $10,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”) which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Asset Management Fund
Fund Net Asset Value:	$13.53
Gross Expense Ratio[1]:	1.13%

Walden Equity Fund
Fund Net Asset Value:	$15.41
Gross Expense Ratio[1]:	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from each Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of contractual fee waivers. After giving effect to such fee waivers, the Asset Management Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Manager Commentary (Unaudited)

Walden Midcap Fund
March 31, 2013

Stephen J. Amyouny, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

Portfolio Review

The Walden Midcap Fund posted a total return of 9.12% for the 12-month period ended March 31, 2013—a disappointing result in comparison to the benchmark Russell Midcap® Index, which returned 17.30%. Two primary factors contributed to the Fund’s weak performance relative to the benchmark: 1) the strong performance of lower quality stocks versus high-quality stocks, and 2) security selection. Over the last 12 months, investors reacted positively to the aggressive monetary policies of the Fed and other central banks across the globe. As a result, investors increased their exposures to riskier assets, including stocks in lower quality companies, which stand to benefit the most from a reacceleration in global economic activity. This trend presented a headwind to our investment approach, which focuses on higher-quality companies with more stable businesses, greater financial strength, and high levels of profitability. The Fund also experienced disappointing results relative to the benchmark index in two specific sectors: information technology and consumer discretionary. Within information technology, the Fund’s exposure to companies in the enterprise corporate IT markets detracted from results. This technology segment has recently experienced a softening in demand, which adversely affected the performance of several of the Fund’s holdings; however, we continue to believe that it is an attractive segment within the technology sector with solid growth prospects. In the consumer discretionary sector, many highly cyclical stocks with exposure to residential housing performed exceptionally well. This group included homebuilders, producers of household durables, and home retailers as well as companies in the materials sector that supply building and construction materials and paints.*

One sector of the market that performed very well and bucked the afore-mentioned trend of lower-quality companies was consumer staples. The Fund’s holdings in this sector performed exceptionally well, thanks in part to investors’ gravitation toward companies with relatively stable businesses and high dividend yields that offer an alternative to low yielding fixed income instruments.*

Portfolio Strategy

In recent years, corporations have generally grown earnings per share[1] (EPS) from a combination of revenue growth, margin expansion, and share repurchases. We believe that revenue growth in aggregate among our portfolio companies is likely to approximate global gross domestic product[2] growth with perhaps a 1% to 2% additional benefit from expected acquisition activity. Based on strong free cash flow generation and very healthy balance sheets, share repurchases are also likely to contribute to future EPS growth. The wildcard in this formula remains the ability of our companies to continue to expand margins. Over the last few years, companies have benefited from operating leverage, rising productivity, low wage cost inflation, improving supply chain logistics, global sourcing, and lower interest expenses. We anticipate that future margin expansion should be modest, in comparison to current levels, and thus will contribute less to EPS growth over the next few years; although, based on present valuations that are quite reasonable, we believe that EPS growth will be sufficient to drive stock prices higher.

As always, the Fund will continue to hold a diversified portfolio of high-quality companies with strong balance sheets, sustainable business models, and attractive growth prospects that sell at reasonable valuations. The last point – reasonable valuations – is worth emphasizing. Thanks in large part to the sharp price appreciation of equities over the last few years many stocks now sell at valuations that imply unreasonably high future growth expectations. We continue to monitor the valuations of our Fund holdings and remain disciplined in all facets of our investment approach. In fact, despite the superior financial characteristics of our companies, the Fund holdings presently sells at a Price-to-Earnings Ratio[3] on trailing GAAP EPS that is approximately 15% below that of the Russell Midcap Index. We remain confident that our long-term investment approach and discipline will produce attractive future returns.

[1]

The Earnings per Share (“EPS”) Growth indicates the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Midcap Fund March 31, 2013

	Annualized

	1 Year Ended	Since Inception
	3/31/13	8/1/11
Walden Midcap Fund[1]	9.12%	12.39%

Russell Midcap® Index	17.30%	15.03%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Walden Midcap Fund from August 1, 2011 to March 31, 2013, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.06
Gross Expense Ratio[1]:	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Manager Commentary (Unaudited)

Walden SMID Cap
Innovations Fund
March 31, 2013

Kenneth P. Scott, CFA
Stephen C. Franco, CFA
Heidi H. Vanni, CFA

Portfolio Managers
Boston Trust Investment
Management, Inc.

Fund Objective
The investment objective of the Walden SMID Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small- to mid-capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period, with the value of the Fund’s benchmark, the Russell 2500® Index increasing 17.73%. The U.S. market welcomed continued improvement in economic fundamentals, and appeared unaffected by the ongoing fiscal challenges of the U.S. and Europe. The Walden SMID Cap Innovations Fund, which focuses on higher quality, more innovative companies, posted strong gains of 21.28% for the period from its inception on June 28, 2012 to the period ended March 31, 2013, although, disappointingly, underperformed the benchmark returns by approximately 4.9 percentage points for the period ending March 31, 2013.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk.

On a key measure of quality–financial leverage–stocks with lower-quality profiles outperformed in the year ended March 31, 2013. We believe this is due not only to the typical performance patterns associated with lower-quality stocks in a strong bull market, but also to historically low interest rates. The most indebted firms currently face fewer burdens than they would in a normal interest rate environment. On other measures of quality, such as profitability, the performance impact is less clear.

Portfolio Strategy

The top individual stock contributors to performance this year were mortgage-servicing firm Ocwen Financial (OCN), short haul railroad firm Genesee & Wyoming (GWR), commercial kitchen equipment maker Middleby (MIDD), railroad equipment supplier Wabtec (WAB) and network storage vendor CommVault Systems (CVLT). Laggards this year were premium mattress manufacturers Tempur-Pedic (TPX) and Select Comfort (SCSS), health care software firm Quality Systems (QSII), prepaid debit card firm Green Dot (GDOT) and videoconferencing vendor Polycom (PLCM). Tempur-Pedic and Green Dot were sold due to concerns about the long-term sustainability of their business models.*

Walden aims to maintain SMID-cap portfolio sector weights comparable to those of the overall SMID-cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies results in under weights in certain lower-quality industries, (e.g. airlines, biotechnology, building products, and media) which performed quite well over the previous 12 months.*

U.S. economic activity continued to improve in early 2013, with ongoing contributions from consumers, a housing recovery, business investment, and healthy exports, complemented by low inflation and the Federal Reserve maintaining its efforts to hold interest rates at historically low levels. Thus, in spite of several, global economic challenges, the opportunity for continued, positive equity performance, including SMIDcap equity performance, remains in place.

That said, with a Price-to-Earnings Ratio[1] of 26 times trailing earnings at March 31, 2013, the valuation of the Russell 2500® implies continued strong growth in overall SMID-cap company earnings. Wall Street analysts expect the Russell 2500® companies, in aggregate, to post approximately 20% growth in earnings in 2013. Such earnings growth can be achieved either through strong sales growth, which may be challenging for this large group of companies if the economic recovery remains modest, or through expansion of profit margins, which are already above their historical average. A shortfall in SMID-cap firms’ earnings may prove disappointing at current valuations. However, we continue to believe that investing in reasonably priced shares of a distinct subset of more innovative, higher-quality companies, whose businesses are leveraged to more sustainable elements of growth, will continue to provide substantial value to client portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden SMID Cap Innovations Fund March 31, 2013

	6 Months Ended	Since Inception
	3/31/13	6/28/12
Walden SMID Cap Innovations Fund[1]	11.88%	21.28%

Russell 2500® Index	16.35%	26.31%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Walden SMID Cap Innovations Fund from June 28, 2012 to March 31, 2013, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Innovations Fund is measured against the Russell 2500TM Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.09
Gross Expense Ratio[1]:	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the SMID Cap Innovations Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Manager Commentary (Unaudited)

Walden Small Cap
Innovations Fund
March 31, 2013

Kenneth P. Scott, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period ended March 31, 2013, with the value of the benchmark Russell 2000® Index increasing 16.30%. The U.S. market welcomed continued improvement in economic fundamentals, and appeared unaffected by the ongoing fiscal challenges of the U.S. and Europe. The Walden Small Cap Innovations Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 12.05% for the 12-month period, nevertheless, disappointingly, underperformed the benchmark return for period. For the 3-year period, and since inception, the Fund underperformed the strong performance of the Russell 2000® by less than 1% annualized, albeit while demonstrating lower volatility.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk.

On a key measure of quality–financial leverage–stocks with lower quality profiles outperformed in the year ended March 31, 2013. We believe this is due not only to the typical performance patterns associated with lower-quality stocks in a strong bull market, but also to historically low interest rates. The most indebted firms currently face fewer burdens than they would in a normal interest rate environment. On other measures of quality, such as profitability, the performance impact is less clear.

Performance Attribution Commentary

The top individual stock contributors to performance this year were mortgage servicing company Ocwen Financial (OCN), short haul railroad firm Genesee & Wyoming (GWR), pharmaceutical packaging company West Pharmaceutical (WST), architectural glass manufacturer Apogee Enterprises (APOG), and commercial kitchen equipment maker Middleby (MIDD). Laggards this year were premium mattress manufacturer Select Comfort (SCSS), health care software firm Quality Systems (QSII), prepaid debit card firm Green Dot (GDOT), alternative fuel vehicle equipment maker Fuel Systems Solutions (FSYS), and business-to-business auction firm Liquidity Services (LQDT). We sold Ocwen Financial and Genesee & Wyoming from the Fund due to market capitalization considerations, and sold Green Dot and Fuel Systems due to concerns about the long-term sustainability of their business models.*

Walden aims to maintain small-cap portfolio sector weights comparable to those of the overall small-cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies resulted in under weights in certain lower-quality industries, (e.g. airlines, biotechnology, building products, and construction materials) that fared particularly well during this past year.

U.S. economic activity continued to improve in early 2013, with ongoing contributions from consumers, a housing recovery, business investment, and healthy exports, complemented by low inflation and the U.S. Federal Reserve maintaining its efforts to hold interest rates at historically low levels. Thus, in spite of several, global economic challenges, the opportunity for continued, positive equity performance, including small cap equity performance, remains in place.

That said, with a Price-to-Earnings Ratio[1] of 34 times trailing earnings at March 31, 2013, the valuation of the Russell 2000® implies continued, strong growth in overall small-cap company earnings. Wall Street analysts expect the Russell 2000® companies, in aggregate, to post approximately 20% growth in earnings in 2013. Such earnings growth can be achieved either through strong sales growth, which may be challenging for this large group of companies if the economic recovery remains modest, or through expansion of profit margins, which are already above their historical average. A shortfall in small-cap firms’ earnings may prove disappointing at current valuations. However, we continue to believe that investing in reasonably priced shares of a distinct subset of more innovative, higher-quality companies, whose businesses are leveraged to more sustainable elements of growth, will continue to provide substantial value to Fund holders’ overall portfolios over time.*

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Small Cap Innovations Fund March 31, 2013

	Annualized

	1 Year Ended	Since Inception
	3/31/13	10/24/08
Walden Small Cap Innovations Fund[1]	12.05%	18.60%

Russell 2000® Index	16.30%	18.87%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2013, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$18.48
Gross Expense Ratio[1]:	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2012. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Small Cap Innovations Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2013 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2013 and may be terminated thereafter.

Schedule of Portfolio Investments	Walden Asset Management Fund March 31, 2013

COMMON STOCKS (74.3%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (8.4%)
Advance Auto Parts, Inc.	6,000	495,900
Autoliv, Inc.	7,000	483,980
McDonald’s Corp.	8,500	847,365
NIKE, Inc., Class B	18,000	1,062,180
Omnicom Group, Inc.	12,000	706,800
Ross Stores, Inc.	12,000	727,440
The Home Depot, Inc.	2,000	139,560
Time Warner Cable, Inc.	10,000	960,600

		5,423,825

Consumer Staples (10.2%)
Colgate-Palmolive Co.	7,850	926,535
Costco Wholesale Corp.	9,200	976,212
McCormick & Co., Inc.	3,000	220,650
Nestle SA, Sponsored ADR	13,000	942,110
PepsiCo, Inc.	12,600	996,786
Procter & Gamble Co.	14,000	1,078,840
Reckitt Benckiser Group PLC, Sponsored ADR	41,000	591,630
SYSCO Corp.	24,000	844,080

		6,576,843

Energy (7.8%)
Apache Corp.	9,000	694,440
BG Group PLC, Sponsored ADR	36,000	617,400
ConocoPhillips	18,500	1,111,850
Core Laboratories NV	6,000	827,520
Denbury Resources, Inc.(a)	25,000	466,250
Devon Energy Corp.	14,500	818,090
Phillips 66	7,000	489,790

		5,025,340

Financials (10.7%)
American Express Co.	8,000	539,680
BB&T Corp.	15,000	470,850
Chubb Corp.	9,500	831,535
Cincinnati Financial Corp.	21,000	990,990
Comerica, Inc.	17,000	611,150
Commerce Bancshares, Inc.	10,500	428,715
JPMorgan Chase & Co.	15,000	711,900
PNC Financial Services Group, Inc.	10,000	665,000
State Street Corp.	10,000	590,900
T. Rowe Price Group, Inc.	15,000	1,123,050

		6,963,770

Health Care (9.3%)
Becton, Dickinson & Co.	9,000	860,490
C.R. Bard, Inc.	7,000	705,460
DENTSPLY International, Inc.	18,000	763,560
Johnson & Johnson, Inc.	9,000	733,770
Medtronic, Inc.	12,000	563,520
Mettler-Toledo International, Inc.(a)	3,100	660,982
Roche Holding AG, Sponsored ADR	10,000	586,000
Stryker Corp.	9,500	619,780
Waters Corp.(a)	6,000	563,460

		6,057,022

Industrials (11.3%)
3M Co.	7,500	797,325
Deere & Co.	9,500	816,810
Donaldson Co., Inc.	24,000	868,560
Emerson Electric Co.	18,000	1,005,660
Expeditors International of Washington, Inc.	9,500	339,245
Illinois Tool Works, Inc.	16,000	975,040
Lincoln Electric Holdings, Inc.	11,500	623,070
United Parcel Service, Inc., Class B	9,500	816,050
W.W. Grainger, Inc.	4,650	1,046,157

		7,287,917

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Information Technology (13.3%)
Accenture PLC, Class A	10,500	797,685
Apple, Inc.	2,300	1,018,049
Automatic Data Processing, Inc.	11,000	715,220
Cisco Systems, Inc.	33,000	690,030
EMC Corp.(a)	26,000	621,140
Google, Inc., Class A(a)	900	714,627
Intel Corp.	20,000	437,000
International Business Machines Corp.	4,500	959,850
Microsoft Corp.	31,000	886,910
NetApp, Inc.(a)	10,000	341,600
Oracle Corp.	25,000	808,500
QUALCOMM, Inc.	9,500	636,025

		8,626,636

Materials (3.3%)
AptarGroup, Inc.	12,000	688,200
Praxair, Inc.	6,700	747,318
Sigma-Aldrich Corp.	9,000	699,120

		2,134,638

TOTAL COMMON STOCKS (Cost $34,379,438)		48,095,991

CORPORATE BONDS (3.7%)
Consumer Staples (0.3%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	169,947

Financials (2.7%)
American Express Co., 2.65%, 12/2/22	287,000	281,841
American Express Co., 7.00%, 3/19/18	250,000	312,511
Calvert Social Investment Foundation, Series NOTZ, 0.75%, 8/31/14, MTN(b)	75,000	75,000
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	249,865
JPMorgan Chase & Co., 3.15%, 7/5/16	250,000	265,277
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	365,271
North American Development Bank, 4.38%, 2/1/20	100,000	111,136
Wachovia Corp., 5.75%, 6/15/17	100,000	117,636

		1,778,537

Industrials (0.1%)
Hubbell, Inc., 3.63%, 11/15/22	75,000	79,962

Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	200,000	241,598

Telecommunication Services (0.2%)
AT&T, Inc., 5.50%, 2/1/18	100,000	117,691

TOTAL CORPORATE BONDS (Cost $2,127,595)		2,387,735

MUNICIPAL BONDS (1.1%)
Illinois (0.3%)
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC, Callable 6/1/13 @ 100	200,000	201,206

Ohio (0.2%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	150,000	164,258

Oregon (0.2%)
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	105,996

Wisconsin (0.4%)
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	285,627

TOTAL MUNICIPAL BONDS (Cost $703,216)		757,087

44	See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Walden Asset Management Fund March 31, 2013

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (16.8%)
	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Federal Farm Credit Bank
5.38%, 11/10/20	250,000	313,890

Federal Home Loan Bank
0.88%, 12/12/14	1,500,000	1,515,811
1.38%, 5/28/14	500,000	506,895
2.50%, 3/11/22	200,000	210,092
3.13%, 12/13/13	1,000,000	1,021,006
3.63%, 10/18/13	500,000	509,599
5.25%, 12/11/20	200,000	251,712
5.25%, 8/15/22	1,000,000	1,272,406
5.50%, 7/15/36	700,000	940,918

		6,228,439

Federal National Mortgage Association
0.88%, 8/28/14	1,000,000	1,009,191
1.13%, 6/27/14	500,000	505,872

		1,515,063

Government National Mortgage Association
4.00%, 9/15/40	164,227	180,117
4.00%, 9/15/41	557,393	608,190
6.50%, 5/15/32	34,216	39,145

		827,452

The Financing Corporation
2.92%, 4/5/13(c)	100,000	99,993

U.S. Treasury Inflation Index Note
0.63%, 7/15/21	255,408	292,388

U.S. Treasury Inflation Protected Bond
1.25%, 7/15/20	1,319,775	1,577,797

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT

AGENCY OBLIGATIONS (Cost $10,215,461)		10,855,022

INVESTMENT COMPANIES (4.0%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(d)	2,574,260	2,574,260

TOTAL INVESTMENT COMPANIES (Cost $2,574,260)		2,574,260

Total Investments (Cost $49,999,970)(e) — 99.9%		64,670,095
Other assets in excess of liabilities — 0.1%		57,512

NET ASSETS — 100.0%		$64,727,607

(a)	Non-income producing security.
(b)	Illiquid Security.
(c)	Rate represents the effective yield at purchase.
(d)	Rate disclosed is the seven day yield as of March 31, 2013.
(e)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
MTN	Medium Term Note
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
NV	Naamloze Vennootschap
PLC	Public Limited Company

See Notes to Financial Statements	45

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $49,999,970)	$64,670,095
Cash	16,006
Interest and dividends receivable	167,788
Prepaid expenses and other assets	6,497

Total Assets	64,860,386

Liabilities:
Payable for capital shares redeemed	70,001
Accrued expenses and other liabilities:
Investment adviser	29,892
Chief compliance officer	420
Administration and accounting	2,549
Custodian	1,546
Transfer agent	8,973
Trustee	165
Shareholder servicing	9,938
Other	9,295

Total Liabilities	132,779

Net Assets	$64,727,607

Composition of Net Assets:
Capital	$49,955,710
Accumulated net investment income	145,977
Accumulated net realized losses from investment transactions	(44,205)
Net unrealized appreciation from investments	14,670,125

Net Assets	$64,727,607

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,783,606

Net Asset Value, Offering Price and Redemption Price per share	$13.53

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Interest	$341,646
Dividends	969,142
Less: Foreign tax withholding	(1,131)

Total Investment Income	1,309,657

Expenses:
Investment adviser	435,530
Administration and accounting	74,983
Shareholder servicing	36,337
Trustee	2,514
Custodian	10,047
Transfer agency	33,226
Chief compliance officer	2,250
Other	42,629

Total expenses before fee reductions	637,516
Fees voluntarily reduced by the transfer agent	(5,437)
Fees contractually reduced by investment advisor	(49,992)

Net Expenses	582,087

Net Investment Income	727,570

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	460,562
Change in unrealized appreciation from investments	2,939,385

Net realized/unrealized gains from investments	3,399,947

Change in Net Assets Resulting from Operations	$4,127,517

46	See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$727,570	$527,632
Net realized gains from investment transactions	460,562	649,156
Change in unrealized appreciation/depreciation from investments	2,939,385	3,335,936

Change in Net Assets Resulting from Operations	4,127,517	4,512,724

Dividends:
Net investment income	(710,488)	(550,502)

Change in Net Assets Resulting from Shareholder Dividends	(710,488)	(550,502)

Capital Share Transactions:
Proceeds from shares issued	7,258,486	5,722,485
Proceeds from shares issued in subscription in-kind(a)	—	5,098,275
Dividends reinvested	524,576	294,548
Cost of shares redeemed	(3,552,189)	(6,041,401)

Change in Net Assets Resulting from Capital Share Transactions	4,230,873	5,073,907

Change in Net Assets	7,647,902	9,036,129
Net Assets:
Beginning of period	57,079,705	48,043,576

End of period	$64,727,607	$57,079,705

Share Transactions:
Issued	568,831	480,206
Issued in subscriptions in-kind(a)	—	463,901
Reinvested	41,417	25,261
Redeemed	(279,084)	(497,437)

Change in Shares	331,164	471,931

Accumulated net investment income	$145,977	$112,702

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	47

Financial Statements	Walden Asset Management Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$12.82	$12.07	$10.98	$8.84	$11.90

Investment Activities:
Net investment income	0.15	0.12	0.15	0.16	0.16 (a)
Net realized and unrealized gains (losses) from investment transactions	0.71	0.75	1.09	2.11	(2.88)

Total from investment activities	0.86	0.87	1.24	2.27	(2.72)

Dividends:
Net investment income	(0.15)	(0.12)	(0.15)	(0.13)	(0.21)
Net realized gains from investments	—	—	—	—	(0.13)

Total dividends	(0.15)	(0.12)	(0.15)	(0.13)	(0.34)

Net Asset Value, End of Period	$13.53	$12.82	$12.07	$10.98	$8.84

Total Return	6.83%	7.35%	11.32%	25.78%	(22.91)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$64,728	$57,080	$48,044	$41,500	$29,005
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.25%	1.04%	1.30%	1.59%	1.55%
Ratio of expenses (before fee reductions) to average net assets(b)	1.10%	1.13%	1.14%	1.17%	1.19%
Portfolio turnover rate	15.93%	24.56%	31.03%	27.02%	71.27%

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

48	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund March 31, 2013

COMMON STOCKS (98.7%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (10.8%)
Advance Auto Parts, Inc.	16,500	1,363,725
Autoliv, Inc.	20,500	1,417,370
McDonald’s Corp.	21,500	2,143,335
NIKE, Inc., Class B	46,500	2,743,965
Omnicom Group, Inc.	30,500	1,796,450
Ross Stores, Inc.	29,000	1,757,980
The TJX Cos., Inc.	8,000	374,000
Time Warner Cable, Inc.	26,000	2,497,560

		14,094,385

Consumer Staples (13.2%)
Colgate-Palmolive Co.	23,000	2,714,690
Costco Wholesale Corp.	21,000	2,228,310
McCormick & Co., Inc.	10,000	735,500
Nestle SA, Sponsored ADR	35,000	2,536,450
PepsiCo, Inc.	35,000	2,768,850
Procter & Gamble Co.	36,000	2,774,160
Reckitt Benckiser Group PLC, Sponsored ADR	115,000	1,659,450
SYSCO Corp.	50,000	1,758,500

		17,175,910

Energy (10.2%)
Apache Corp.	26,000	2,006,160
BG Group PLC, Sponsored ADR	95,000	1,629,250
ConocoPhillips	49,000	2,944,900
Core Laboratories NV	15,000	2,068,800
Denbury Resources, Inc.(a)	58,000	1,081,700
Devon Energy Corp.	37,000	2,087,540
Phillips 66	22,000	1,539,340

		13,357,690

Financials (14.4%)
American Express Co.	23,000	1,551,580
BB&T Corp.	38,000	1,192,820
Chubb Corp.	28,000	2,450,840
Cincinnati Financial Corp.	60,000	2,831,400
Comerica, Inc.	48,000	1,725,600
Commerce Bancshares, Inc.	23,000	939,090
JPMorgan Chase & Co.	40,000	1,898,400
PNC Financial Services Group, Inc.	25,000	1,662,500
State Street Corp.	26,000	1,536,340
T. Rowe Price Group, Inc.	40,000	2,994,800

		18,783,370

Health Care (12.7%)
Becton, Dickinson & Co.	25,000	2,390,250
C.R. Bard, Inc.	20,000	2,015,600
DENTSPLY International, Inc.	46,000	1,951,320
Johnson & Johnson, Inc.	25,000	2,038,250
Medtronic, Inc.	30,000	1,408,800
Mettler-Toledo International, Inc.(a)	8,500	1,812,370
Roche Holding AG, Sponsored ADR	25,000	1,465,000
Saint Jude Medical, Inc.	10,000	404,400
Stryker Corp.	25,000	1,631,000
Waters Corp.(a)	16,000	1,502,560

		16,619,550

Industrials (15.2%)
3M Co.	20,000	2,126,200
Deere & Co.	23,000	1,977,540
Donaldson Co., Inc.	63,000	2,279,970
Emerson Electric Co.	49,000	2,737,630
Expeditors International of Washington, Inc.	23,000	821,330
Hubbell, Inc., Class B	10,000	971,100
Illinois Tool Works, Inc.	42,000	2,559,480
Lincoln Electric Holdings, Inc.	28,000	1,517,040
United Parcel Service, Inc., Class B	25,000	2,147,500
W.W. Grainger, Inc.	12,000	2,699,760

		19,837,550

Information Technology (17.9%)
Accenture PLC, Class A	30,000	2,279,100
Apple, Inc.	6,400	2,832,832
Automatic Data Processing, Inc.	32,000	2,080,640
Cisco Systems, Inc.	94,500	1,975,995
EMC Corp.(a)	74,000	1,767,860
Google, Inc., Class A(a)	2,600	2,064,478
Intel Corp.	60,000	1,311,000
International Business Machines Corp.	11,000	2,346,300
Microsoft Corp.	78,000	2,231,580
NetApp, Inc.(a)	24,000	819,840
Oracle Corp.	65,000	2,102,100
QUALCOMM, Inc.	23,000	1,539,850

		23,351,575

Materials (4.3%)
AptarGroup, Inc.	30,000	1,720,500
Praxair, Inc.	18,000	2,007,720
Sigma-Aldrich Corp.	25,000	1,942,000

		5,670,220

TOTAL COMMON STOCKS (Cost $91,693,344)		128,890,250

INVESTMENT COMPANIES (1.2%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	1,624,857	1,624,857

TOTAL INVESTMENT COMPANIES (Cost $1,624,857)		1,624,857

Total Investments (Cost $93,318,201)(c) — 99.9%		130,515,107
Other assets in excess of liabilities — 0.1%		182,559

NET ASSETS — 100.0%		$130,697,666

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
AG	Aktiengesellschaft (German Stock Company)
PLC	Public Limited Company

See Notes to Financial Statements	49

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $93,318,201)	$130,515,107
Cash	41,578
Dividends receivable	197,261
Receivable for capital shares issued	102,774
Prepaid expenses and other assets	13,486

Total Assets	130,870,206

Liabilities:
Payable for investments purchased	36,309
Accrued expenses and other liabilities:
Investment adviser	48,507
Chief compliance officer	802
Administration and accounting	4,491
Custodian	2,781
Transfer agent	9,814
Trustee	315
Shareholder servicing	48,996
Other	20,525

Total Liabilities	172,540

Net Assets	$130,697,666

Composition of Net Assets:
Capital	$94,363,469
Accumulated net investment income	298,146
Accumulated net realized losses from investment transactions	(1,160,855)
Net unrealized appreciation from investments	37,196,906

Net Assets	$130,697,666

Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,482,726

Net Asset Value, Offering Price and Redemption Price per share	$15.41

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$2,415,317
Less: Foreign tax withholding	(3,000)

Total Investment Income	2,412,317

Expenses:
Investment adviser	812,878
Administration and accounting	132,257
Shareholder servicing	161,968
Trustee	4,681
Custodian	18,124
Transfer agency	38,897
Chief compliance officer	4,251
Other	71,037

Total expenses before fee reductions	1,244,093
Fees voluntarily reduced by transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(151,960)

Net Expenses	1,086,696

Net Investment Income	1,325,621

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,573,805
Change in unrealized appreciation from investments	7,120,222

Net realized/unrealized gains from investments	8,694,027

Change in Net Assets Resulting from Operations	$10,019,648

50	See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$1,325,621	$906,589
Net realized gains from investment transactions	1,573,805	1,575,647
Change in unrealized appreciation from investments	7,120,222	6,155,388

Change in Net Assets Resulting from Operations	10,019,648	8,637,624

Dividends:
Net investment income	(1,235,398)	(866,803)

Change in Net Assets Resulting from Shareholder Dividends	(1,235,398)	(866,803)

Capital Share Transactions:
Proceeds from shares issued	26,075,858	13,201,221
Dividends reinvested	1,012,431	703,063
Cost of shares redeemed	(9,380,879)	(9,690,517)

Change in Net Assets Resulting from Capital Share Transactions	17,707,410	4,213,767

Change in Net Assets	26,491,660	11,984,588
Net Assets:
Beginning of period	104,206,006	92,221,418

End of period	$130,697,666	$104,206,006

Share Transactions:
Issued	1,828,723	1,008,761
Reinvested	72,127	55,534
Redeemed	(661,573)	(742,325)

Change in Shares	1,239,277	321,970

Accumulated net investment income	$298,146	$207,923

See Notes to Financial Statements	51

Financial Statements	Walden Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$14.39	$13.32	$11.61	$8.01	$12.54

Investment Activities:
Net investment income	0.16	0.13	0.11	0.11	0.14 (a)
Net realized and unrealized gains (losses) from investment transactions	1.01	1.06	1.71	3.63	(4.48)

Total from investment activities	1.17	1.19	1.82	3.74	(4.34)

Dividends:
Net investment income	(0.15)	(0.12)	(0.11)	(0.14)	(0.10)
Net realized gains from investments	—	—	—	—	(0.09)

Total dividends	(0.15)	(0.12)	(0.11)	(0.14)	(0.19)

Net Asset Value, End of Period	$15.41	$14.39	$13.32	$11.61	$8.01

Total Return	8.27%	9.06%	15.77%	46.79%	(34.74)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$130,698	$104,206	$92,221	$72,087	$43,280
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.22%	0.97%	0.93%	1.18%	1.36%
Ratio of expenses (before fee reductions) to average net assets(b)	1.14%	1.09%	1.13%	1.16%	1.19%
Portfolio turnover rate	10.34%	11.06%	13.07%	25.16%	40.07%

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

52	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund March 31, 2013

COMMON STOCKS (97.3%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (14.1%)
Advance Auto Parts, Inc.	4,300	355,395
Autoliv, Inc.	6,350	439,039
Family Dollar Stores, Inc.	6,775	400,064
Hasbro, Inc.	9,500	417,430
LKQ Corp.(a)	10,075	219,232
O’Reilly Automotive, Inc.(a)	4,600	471,730
Omnicom Group, Inc.	8,000	471,200
Ross Stores, Inc.	7,650	463,743
Tractor Supply Co.	1,950	203,053

		3,440,886

Consumer Staples (7.1%)
Campbell Soup Co.	8,600	390,096
Church & Dwight Co., Inc.	8,425	544,508
McCormick & Co., Inc.	5,575	410,041
The Clorox Co.	4,425	391,745

		1,736,390

Energy (8.3%)
Cabot Oil & Gas Corp.	3,875	261,989
Core Laboratories NV	4,100	565,472
Denbury Resources, Inc.(a)	21,775	406,104
Energen Corp.	4,750	247,047
FMC Technologies, Inc.(a)	6,125	333,139
Oceaneering International, Inc.	3,025	200,890

		2,014,641

Financials (17.3%)
Bank of Hawaii Corp.	5,925	301,049
BioMed Realty Trust, Inc.	7,800	168,480
BOK Financial Corp.	2,750	171,325
Cincinnati Financial Corp.	9,800	462,462
Comerica, Inc.	7,250	260,637
Commerce Bancshares, Inc.	5,879	240,040
Cullen/Frost Bankers, Inc.	4,350	272,005
Digital Realty Trust, Inc.	3,325	222,476
East West Bancorp, Inc.	7,500	192,525
Eaton Vance Corp.	6,525	272,941
IntercontinentalExchange, Inc.(a)	1,425	232,375
Jones Lang LaSalle, Inc.	2,475	246,040
Northern Trust Corp.	8,475	462,396
SEI Investments Co.	10,675	307,974
T. Rowe Price Group, Inc.	5,450	408,041

		4,220,766

Health Care (11.2%)
C.R. Bard, Inc.	4,500	453,510
DENTSPLY International, Inc.	7,975	338,299
Laboratory Corp. of America Holdings(a)	2,600	234,520
MEDNAX, Inc.(a)	1,925	172,538
Mettler-Toledo International, Inc.(a)	2,200	469,084
ResMed, Inc.	3,700	171,532
Techne Corp.	2,525	171,321
Varian Medical Systems, Inc.(a)	4,800	345,600
Waters Corp.(a)	3,925	368,597

		2,725,001

Industrials (15.8%)
AMETEK, Inc.	8,025	347,964
CLARCOR, Inc.	5,100	267,138
Donaldson Co., Inc.	14,175	512,993
Dover Corp.	3,000	218,640
Expeditors International of Washington, Inc.	6,250	223,188
Graco, Inc.	3,175	184,245
Hubbell, Inc., Class B	3,700	359,307
IDEX Corp.	3,975	212,345
Lincoln Electric Holdings, Inc.	7,200	390,096
Nordson Corp.	3,400	224,230
W.W. Grainger, Inc.	2,250	506,205
Wabtec Corp.	4,075	416,098

		3,862,449

Information Technology (14.9%)
BMC Software, Inc.(a)	10,625	492,256
Check Point Software Technologies Ltd.(a)	7,875	370,046
Citrix Systems, Inc.(a)	5,725	413,116
F5 Networks, Inc.(a)	2,050	182,614
Factset Research Systems, Inc.	2,400	222,240
Fiserv, Inc.(a)	2,650	232,749
NetApp, Inc.(a)	11,600	396,256
Paychex, Inc.	6,950	243,736
Riverbed Technology, Inc.(a)	9,450	140,900
Syntel, Inc.	3,675	248,136
Teradata Corp.(a)	7,825	457,841
TIBCO Software, Inc.(a)	11,375	230,003

		3,629,893

Materials (4.7%)
AptarGroup, Inc.	8,350	478,873
International Flavors & Fragrances, Inc.	2,475	189,758
Sigma-Aldrich Corp.	6,125	475,790

		1,144,421

Utilities (3.9%)
AGL Resources, Inc.	5,050	211,848
Northeast Utilities	6,233	270,886
Questar Corp.	19,225	467,744

		950,478

TOTAL COMMON STOCKS (Cost $19,750,475)		23,724,925

INVESTMENT COMPANIES (3.2%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	784,720	784,720

TOTAL INVESTMENT COMPANIES (Cost $784,720)		784,720

Total Investments (Cost $20,535,195)(c) — 100.5%		24,509,645
Liabilities in excess of other assets — (0.5)%		(119,491)

NET ASSETS — 100.0%		$24,390,154

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	53

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $20,535,195)	$24,509,645
Cash	3,699
Dividends receivable	17,372
Receivable for capital shares issued	84,420
Prepaid expenses and other assets	1,560

Total Assets	24,616,696

Liabilities:
Payable for investments purchased	203,603
Accrued expenses and other liabilities:
Investment adviser	7,921
Chief compliance officer	154
Administration and accounting	1,026
Custodian	644
Transfer agent	8,976
Trustee	61
Other	4,157

Total Liabilities	226,542

Net Assets	$24,390,154

Composition of Net Assets:
Capital	$20,575,435
Accumulated net investment income/(loss)	2,898
Accumulated net realized losses from investment transactions	(162,629)
Net unrealized appreciation from investments	3,974,450

Net Assets	$24,390,154

Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,023,122

Net Asset Value, Offering Price and Redemption Price per share	$12.06

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$277,064
Less: Foreign tax withholding	(522)

Total Investment Income	276,542

Expenses:
Investment adviser	130,323
Administration and accounting	23,926
Shareholder servicing	220
Trustee	734
Custodian	3,811
Transfer agency	33,354
Chief compliance officer	692
Other	20,917

Total expenses before fee reductions	213,977
Fees voluntarily reduced by Transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(34,176)

Net Expenses	174,364

Net Investment Income	102,178

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(107,396)
Change in unrealized appreciation from investments	2,223,917

Net realized/unrealized gains from investments	2,116,521

Change in Net Assets Resulting from Operations	$2,218,699

54	See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the period ended
	March 31,	March 31,
	2013	2012(a)

Investment Activities:
Operations:
Net investment income	$102,178	$22,004
Net realized losses from investment transactions	(107,396)	(55,233)
Change in unrealized appreciation from investments	2,223,917	1,750,533

Change in Net Assets Resulting from Operations	2,218,699	1,717,304

Dividends:
Net investment income	(105,039)	(19,338)

Change in Net Assets Resulting from Shareholder Dividends	(105,039)	(19,338)

Capital Share Transactions:
Proceeds from shares issued	8,036,654	12,510,643
Dividends reinvested	64,219	9,369
Cost of shares redeemed	(37,847)	(4,510)

Change in Net Assets Resulting from Capital Share Transactions	8,063,026	12,515,502

Change in Net Assets	10,176,686	14,213,468
Net Assets:
Beginning of period	14,213,468	—

End of period	$24,390,154	$14,213,468

Share Transactions:
Issued	741,285	1,278,825
Reinvested	5,954	963
Redeemed	(3,405)	(500)

Change in Shares	743,834	1,279,288

Accumulated net investment income	$2,898	$5,759

Amounts designated as “—” are $0 or have been rounded to $0.
(a) Commenced operations on August 1, 2011

See Notes to Financial Statements	55

Financial Statements	Walden Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the year	For the period
	ended	ended
	March 31,	March 31,
	2013	2012(a)

Net Asset Value, Beginning of Period	$11.11	$10.00

Investment Activities:
Net investment income	0.06	0.02
Net realized and unrealized gains from investment transactions	0.95	1.11

Total from investment activities	1.01	1.13

Dividends:
Net investment income	(0.06)	(0.02)

Total dividends	(0.06)	(0.02)

Net Asset Value, End of Period	$12.06	$11.11

Total Return	9.12%	11.33%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$24,390	$14,213
Ratio of net expenses to average net assets	1.00%	1.00%	(c)
Ratio of net investment income to average net assets	0.58%	0.34%	(c)
Ratio of expenses (before fee reductions) to average net assets(d)	1.23%	1.34%	(c)
Portfolio turnover rate	12.32%	8.43%	(b)

(a)	Commenced operations on August 1, 2011.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

56	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Innovations Fund March 31, 2013

COMMON STOCKS (95.7%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (13.1%)
Autoliv, Inc.	3,700	255,818
Columbia Sportswear Co.	2,600	150,488
Dorman Products, Inc.	3,900	145,119
DSW, Inc., Class A	2,300	146,740
Hibbett Sports, Inc.(a)	3,100	174,437
Life Time Fitness, Inc.(a)	3,850	164,703
LKQ Corp.(a)	13,200	287,232
Select Comfort Corp.(a)	10,800	213,516
SodaStream International Ltd.(a)	4,900	243,236
The Men’s Wearhouse, Inc.	4,800	160,416
Tractor Supply Co.	1,900	197,847
Vitamin Shoppe, Inc.(a)	3,500	170,975
Weight Watchers International, Inc.	4,100	172,651
Wolverine World Wide, Inc.	4,500	199,665

		2,682,843

Consumer Staples (2.7%)
Darling International, Inc.(a)	7,000	125,720
Hain Celestial Group, Inc.(a)	1,200	73,296
The Fresh Market, Inc.(a)	2,850	121,895
United Natural Foods, Inc.(a)	4,450	218,940

		539,851

Energy (6.0%)
CARBO Ceramics, Inc.	2,500	227,675
Core Laboratories NV	725	99,992
Denbury Resources, Inc.(a)	12,400	231,260
Geospace Technologies Corp.(a)	1,400	151,088
Lufkin Industries, Inc.	3,150	209,128
Oceaneering International, Inc.	3,100	205,871
RPC, Inc.	6,550	99,364

		1,224,378

Financials (22.5%)
Bank of Hawaii Corp.	6,550	332,805
BioMed Realty Trust, Inc.	5,000	108,000
BOK Financial Corp.	2,200	137,060
Cohen & Steers, Inc.	6,050	218,224
Commerce Bancshares, Inc.	5,400	220,482
Coresite Realty Corp.	3,800	132,924
Cullen/Frost Bankers, Inc.	2,500	156,325
DuPont Fabros Technology, Inc.	9,600	232,992
East West Bancorp, Inc.	13,500	346,545
Eaton Vance Corp.	6,300	263,529
Financial Engines, Inc.	5,500	199,210
Jones Lang LaSalle, Inc.	3,900	387,699
MarketAxess Holdings, Inc.	5,300	197,690
Ocwen Financial Corp.(a)	9,300	352,656
SEI Investments Co.	8,150	235,127
Signature Bank(a)	4,000	315,040
SVB Financial Group(a)	5,300	375,982
Texas Capital Bancshares, Inc.(a)	3,300	133,485
UMB Financial Corp.	2,900	142,303
Umpqua Holdings Corp.	9,000	119,340

		4,607,418

Health Care (10.6%)
Bruker Corp.(a)	12,050	230,155
DENTSPLY International, Inc.	2,600	110,292
Haemonetics Corp.(a)	2,450	102,067
ICU Medical, Inc.(a)	3,000	176,850
MEDNAX, Inc.(a)	1,550	138,927
Meridian Bioscience, Inc.	8,000	182,560
Mettler-Toledo International, Inc.(a)	600	127,932
Myriad Genetics, Inc.(a)	6,900	175,260
Neogen Corp.(a)	2,000	99,140
Quality Systems, Inc.	10,150	185,542
ResMed, Inc.	4,000	185,440
Techne Corp.	1,400	94,990
Thoratec Corp.(a)	5,150	193,125
West Pharmaceutical Services, Inc.	2,600	168,844

		2,171,124

Industrials (15.9%)
Chart Industries, Inc.(a)	2,200	176,022
CLARCOR, Inc.	4,600	240,948
Donaldson Co., Inc.	9,900	358,281
ESCO Technologies, Inc.	2,250	91,935
Franklin Electric Co., Inc.	4,800	161,136
Genesee & Wyoming, Inc., Class A(a)	2,800	260,708
Hub Group, Inc., Class A(a)	4,400	169,224
Hubbell, Inc., Class B	2,200	213,642
IDEX Corp.	2,400	128,208
Lincoln Electric Holdings, Inc.	3,700	200,466
Lindsay Manufacturing Co.	2,400	211,632
Middleby Corp.(a)	1,700	258,655
Nordson Corp.	3,200	211,040
Wabtec Corp.	3,600	367,596
Watts Water Technologies, Inc., Class A	4,300	206,357

		3,255,850

Information Technology (13.8%)
Blackbaud, Inc.	3,500	103,705
Bottomline Technologies, Inc.(a)	3,200	91,232
Coherent, Inc.	2,000	113,480
CommVault Systems, Inc.(a)	1,900	155,762
Factset Research Systems, Inc.	2,000	185,200
InterDigital, Inc.	3,700	176,971
IPG Photonics Corp.	3,650	242,396
Liquidity Services, Inc.(a)	4,300	128,183
Mellanox Technologies Ltd.(a)	2,100	116,571
MicroStrategy, Inc., Class A(a)	1,000	101,080
NIC, Inc.	5,350	102,506
Plantronics, Inc.	4,900	216,531
Polycom, Inc.(a)	14,000	155,120
Power Integrations, Inc.	4,100	177,981
Riverbed Technology, Inc.(a)	7,500	111,825
Sapient Corp.(a)	15,400	187,726
Syntel, Inc.	1,450	97,904
TIBCO Software, Inc.(a)	6,500	131,430
WEX, Inc.(a)	2,950	231,575

		2,827,178

Materials (6.4%)
AptarGroup, Inc.	5,400	309,690
Calgon Carbon Corp.(a)	13,300	240,730
Commercial Metals Co.	13,500	213,975
International Flavors & Fragrances, Inc.	1,900	145,673
Kraton Performance Polymers, Inc.(a)	7,050	164,970
Minerals Technologies, Inc.	5,700	236,607

		1,311,645

Utilities (4.7%)
AGL Resources, Inc.	4,150	174,093
American States Water Co.	4,350	250,429
New Jersey Resources Corp.	3,700	165,945
Questar Corp.	15,500	377,115

		967,582

TOTAL COMMON STOCKS (Cost $17,981,879)		19,587,869

INVESTMENT COMPANIES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	525,308	525,308

TOTAL INVESTMENT COMPANIES (Cost $525,308)		525,308

Total Investments (Cost $18,507,187)(c) — 98.3%		20,113,177
Other assets in excess of liabilities — 1.7%		344,673

NET ASSETS — 100.0%		$20,457,850

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	57

Financial Statements	Walden SMID Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $18,507,187)	$20,113,177
Cash	927
Dividends receivable	10,351
Receivable for capital shares issued	500,000
Prepaid expenses and other assets	3,008

Total Assets	20,627,463

Liabilities:
Payable for investments purchased	151,308
Accrued expenses and other liabilities:
Investment adviser	3,987
Chief compliance officer	95
Administration and accounting	885
Custodian	390
Transfer agent	9,152
Trustee	37
Distribution and service fees	81
Other	3,678

Total Liabilities	169,613

Net Assets	$20,457,850

Composition of Net Assets:
Capital	$18,858,731
Accumulated net investment income/(loss)	1,993
Accumulated net realized losses from investment transactions	(8,864)
Net unrealized appreciation from investments	1,605,990

Net Assets	$20,457,850

Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,691,920

Net Asset Value, Offering Price and Redemption Price per share	$12.09

STATEMENT OF OPERATIONS
For the period ended March 31, 2013(a)

Investment Income:
Dividends	$85,796
Less: Foreign tax withholding	(83)

Total Investment Income	85,713

Expenses:
Investment adviser	44,648
Administration and accounting	9,410
Shareholder servicing	133
Trustee	191
Custodian	1,633
Transfer agency	25,242
Chief compliance officer	233
Other	14,214

Total expenses before fee reductions	95,704
Fees voluntarily reduced by Transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(30,124)

Net Expenses	60,143

Net Investment Income	25,570

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(8,864)
Change in unrealized appreciation from investments	1,605,990

Net realized/unrealized gains from investments	1,597,126

Change in Net Assets Resulting from Operations	$1,622,696

(a) Commenced operations on June 29, 2012.

58	See Notes to Financial Statements

Financial Statements	Walden SMID Cap Innovations Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
March 31,
2013(a)

Investment Activities:
Operations:
Net investment income	$25,570
Net realized losses from investment transactions	(8,864)
Change in unrealized appreciation/depreciation from investments	1,605,990

Change in Net Assets Resulting from Operations	1,622,696

Dividends:
Net investment income	(28,882)

Change in Net Assets Resulting from Shareholder Dividends	(28,882)

Capital Share Transactions:
Proceeds from shares issued	18,517,915
Proceeds from shares issued in subscription in-kind(b)	324,838
Dividends reinvested	22,377
Cost of shares redeemed	(1,094)

Change in Net Assets Resulting from Capital Share Transactions	18,864,036

Change in Net Assets	20,457,850
Net Assets:
Beginning of period	—

End of period	$20,457,850

Share Transactions:
Issued	1,657,497
Issued in subscriptions in-kind(b)	32,484
Reinvested	2,039
Redeemed	(100)

Change in Shares	1,691,920

Accumulated net investment income (loss)	$1,993

Amounts designated as “—” are $0 or have been rounded to $0.
(a) Commenced operations on June 29, 2012.
(b) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	59

Financial Statements	Walden SMID Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the period
	ended
	March 31,
	2013(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.03
Net realized and unrealized gains from investment transactions	2.09

Total from investment activities	2.12

Dividends:
Net investment income	(0.03)

Total dividends	(0.03)

Net Asset Value, End of Period	$12.09

Total Return	21.28%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$20,458
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of net investment income to average net assets	0.43%	(c)
Ratio of expenses (before fee reductions) to average net assets(d)	1.60%	(c)
Portfolio turnover rate	13.31%	(b)

(a)	Commenced operations on June 29, 2012.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

60	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2013

COMMON STOCKS (98.1%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (12.3%)
Columbia Sportswear Co.	21,050	1,218,374
Dorman Products, Inc.	24,700	919,087
DSW, Inc., Class A	14,300	912,340
Gentex Corp.	300	6,003
Hibbett Sports, Inc.(a)	18,700	1,052,249
Life Time Fitness, Inc.(a)	17,200	735,816
Select Comfort Corp.(a)	50,000	988,500
SodaStream International Ltd.(a)	27,400	1,360,136
The Men’s Wearhouse, Inc.	32,000	1,069,440
Vitamin Shoppe, Inc.(a)	26,500	1,294,525
Weight Watchers International, Inc.	16,000	673,760
Wolverine World Wide, Inc.	32,500	1,442,025

		11,672,255

Consumer Staples (2.9%)
Darling International, Inc.(a)	37,775	678,439
Hain Celestial Group, Inc.(a)	6,600	403,128
The Fresh Market, Inc.(a)	14,600	624,442
United Natural Foods, Inc.(a)	22,000	1,082,400

		2,788,409

Energy (6.8%)
CARBO Ceramics, Inc.	18,800	1,712,116
Geospace Technologies Corp.(a)	13,200	1,424,544
Lufkin Industries, Inc.	31,200	2,071,368
Natural Gas Services Group, Inc.(a)	21,900	421,794
RPC, Inc.	54,475	826,386

		6,456,208

Financials (21.0%)
Bank of Hawaii Corp.	37,900	1,925,699
BioMed Realty Trust, Inc.	22,400	483,840
City National Corp.	12,800	754,048
Cohen & Steers, Inc.	34,050	1,228,183
Coresite Realty Corp.	33,000	1,154,340
Corporate Office Properties Trust	17,300	461,564
Dime Community Bancshares, Inc.	33,050	474,598
DuPont Fabros Technology, Inc.	57,800	1,402,806
East West Bancorp, Inc.	37,000	949,790
Financial Engines, Inc.	36,400	1,318,408
First Financial Bankshares, Inc.	16,100	782,460
Independent Bank Corp.	21,800	710,462
MarketAxess Holdings, Inc.	40,500	1,510,650
Signature Bank(a)	12,300	968,748
SVB Financial Group(a)	28,900	2,050,166
Texas Capital Bancshares, Inc.(a)	25,700	1,039,565
UMB Financial Corp.	28,400	1,393,588
Umpqua Holdings Corp.	105,800	1,402,908

		20,011,823

Health Care (13.4%)
Bruker Corp.(a)	80,900	1,545,190
Cantel Medical Corp.	29,200	877,752
Computer Programs & Systems, Inc.	15,500	838,705
Haemonetics Corp.(a)	11,600	483,256
ICU Medical, Inc.(a)	20,000	1,179,000
Landauer, Inc.	9,200	518,696
Meridian Bioscience, Inc.	40,625	927,063
Myriad Genetics, Inc.(a)	38,000	965,200
Neogen Corp.(a)	9,500	470,915
Quality Systems, Inc.	47,200	862,816
Techne Corp.	13,100	888,835
Thoratec Corp.(a)	32,900	1,233,750
West Pharmaceutical Services, Inc.	30,500	1,980,670

		12,771,848

Industrials (15.7%)
American Science & Engineering, Inc.	14,000	853,860
Apogee Enterprises, Inc.	38,600	1,117,470
Chart Industries, Inc.(a)	10,500	840,105
CLARCOR, Inc.	34,000	1,780,920
ESCO Technologies, Inc.	22,700	927,522
Franklin Electric Co., Inc.	34,600	1,161,522
Gentherm, Inc.(a)	40,400	661,752
Herman Miller, Inc.	15,900	439,953
Hub Group, Inc., Class A(a)	30,800	1,184,568
Lindsay Manufacturing Co.	16,700	1,472,606
Middleby Corp.(a)	10,150	1,544,322
Simpson Manufacturing Co., Inc.	21,400	655,054
Team, Inc.(a)	26,350	1,082,195
Watts Water Technologies, Inc., Class A	25,800	1,238,142

		14,959,991

Information Technology (17.8%)
Blackbaud, Inc.	28,200	835,566
Bottomline Technologies, Inc.(a)	31,200	889,512
Coherent, Inc.	16,100	913,514
InterDigital, Inc.	19,300	923,119
IPG Photonics Corp.	14,250	946,343
Liquidity Services, Inc.(a)	22,800	679,668
Mellanox Technologies Ltd.(a)	17,650	979,751
MicroStrategy, Inc., Class A(a)	6,600	667,128
NIC, Inc.	44,400	850,704
Plantronics, Inc.	45,900	2,028,321
Polycom, Inc.(a)	105,000	1,163,400
Power Integrations, Inc.	36,800	1,597,488
Riverbed Technology, Inc.(a)	43,825	653,431
Sapient Corp.(a)	109,400	1,333,586
Syntel, Inc.	10,500	708,960
WEX, Inc.(a)	23,000	1,805,500

		16,975,991

Materials (4.9%)
Calgon Carbon Corp.(a)	51,200	926,720
Commercial Metals Co.	63,400	1,004,890
Kraton Performance Polymers, Inc.(a)	15,600	365,040
Minerals Technologies, Inc.	25,800	1,070,958
Quaker Chemical Corp.	22,300	1,316,146

		4,683,754

Utilities (3.3%)
American States Water Co.	13,800	794,466
New Jersey Resources Corp.	31,600	1,417,260
South Jersey Industries, Inc.	15,900	883,881

		3,095,607

TOTAL COMMON STOCKS (Cost $76,443,182)		93,415,886

INVESTMENT COMPANIES (1.9%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.01%(b)	1,829,464	1,829,464

TOTAL INVESTMENT COMPANIES (Cost $1,829,464)		1,829,464

Total Investments (Cost $78,272,646)(c) — 100.0%		95,245,350
Liabilities in excess of other assets — 0.0%		(12,610)

NET ASSETS — 100.0%		$95,232,740

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	61

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments, at fair value (cost $78,272,646)	$95,245,350
Cash	8,704
Dividends receivable	94,752
Receivable for capital shares issued	32,272
Prepaid expenses and other assets	10,544

Total Assets	95,391,622

Liabilities:
Payable for investments purchased	72,630
Accrued expenses and other liabilities:
Investment adviser	38,814
Chief compliance officer	615
Administration and accounting	3,377
Custodian	2,210
Transfer agent	9,689
Trustee	242
Distribution and service fees	16,199
Other	15,106

Total Liabilities	158,882

Net Assets	$95,232,740

Composition of Net Assets:
Capital	$77,006,370
Accumulated net investment income (loss)	42,856
Accumulated net realized gains from investment transactions	1,210,810
Net unrealized appreciation from investments	16,972,704

Net Assets	$95,232,740

Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,154,888

Net Asset Value, Offering Price and Redemption Price Per Share*	$18.48

STATEMENT OF OPERATIONS
For the year ended March 31, 2013

Investment Income:
Dividends	$1,139,362

Total Investment Income	1,139,362

Expenses:
Investment adviser	611,300
Administration and accounting	100,434
Shareholder servicing	63,690
Trustee	3,425
Custodian	13,854
Transfer agency	37,272
Chief compliance officer	3,141
Other	54,588

Total expenses before fee reductions	887,704
Fees voluntarily reduced by Transfer agent	(5,437)
Fees contractually reduced by the investment adviser	(64,888)

Net Expenses	817,379

Net Investment Income	321,983

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	3,321,577
Change in unrealized appreciation from investments	7,311,466

Net realized/unrealized gains from investments	10,633,043

Change in Net Assets Resulting from Operations	$10,955,026

*	The Net Asset Value (NAV) per share represents the final traded NAV per share calculated during the reporting period (determined as of March 28, 2013) and does not reflect the rounding effect of certain adjustments recorded for financial reporting purposes. The rounded NAV per share as of March 31, 2013, considering the effect of these financial reporting adjustments, is $18.47.

62	See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2013	2012

Investment Activities:
Operations:
Net investment income	$321,983	$31,553
Net realized gains from investment transactions	3,321,577	261,025
Change in unrealized appreciation from investments	7,311,466	1,299,094

Change in Net Assets Resulting from Operations	10,955,026	1,591,672

Dividends:
Net investment income	(331,453)	(59,243)
Net realized gains from investment transactions	(1,863,888)	(3,327,935)

Change in Net Assets Resulting from Shareholder Dividends	(2,195,341)	(3,387,178)

Capital Share Transactions:
Proceeds from shares issued	20,056,167	25,475,054
Proceeds from shares issued in subscription in-kind(a)	503,078	1,691,789
Dividends reinvested	1,709,944	2,157,735
Cost of shares redeemed	(5,340,602)	(4,472,977)

Change in Net Assets Resulting from Capital Share Transactions	16,928,587	24,851,601

Change in Net Assets	25,688,272	23,056,095
Net Assets:
Beginning of period	69,544,468	46,488,373

End of period	$95,232,740	$69,544,468

Share Transactions:
Issued	1,225,851	1,513,736
Issued in subscriptions in-kind(a)	31,680	100,047
Reinvested	102,176	143,466
Redeemed	(315,804)	(281,200)

Change in Shares	1,043,903	1,476,049

Accumulated net investment income/(loss)	$42,856	$(27,691)

Amounts designated as “—” are $0 or have been rounded to $0.
(a) See Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements	63

Financial Statements	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year	For the period
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2013	2012	2011	2010	2009(a)

Net Asset Value, Beginning of Period	$16.92	$17.64	$14.57	$9.19	$10.00

Investment Activities:
Net investment income	0.07	0.01	0.02	0.02	0.03	(b)
Net realized and unrealized gains (losses) from investment transactions	1.93	0.27	3.59	5.60	(0.83)

Total from investment activities	2.00	0.28	3.61	5.62	(0.80)

Dividends:
Net investment income	(0.07)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized gains from investments	(0.37)	(0.98)	(0.51)	(0.22)	—

Total dividends	(0.44)	(1.00)	(0.54)	(0.24)	(0.01)

Net Asset Value, End of Period	$18.48	$16.92	$17.64	$14.57	$9.19

Total Return	12.05%	2.28%	25.13%	61.45%	(7.98)%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$95,233	$69,544	$46,488	$22,057	$2,340
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.16%	(d)
Ratio of net investment income to average net assets	0.40%	0.06%	0.14%	0.26%	0.63%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.09%	1.15%	1.27%	1.68%	9.61%	(d)
Portfolio turnover rate	31.98%	24.62%	36.01%	23.07%	4.37%	(c)

Amounts designated as “—” are $0 or have been rounded $0.
(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

64	See Notes to Financial Statements

Notes to Financial Statements	March 31, 2013

1.	Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following ten operational funds (individually a “Fund”, collectively the “Funds”):

Fund	Short Name

Boston Trust Asset Management Fund (formerly known as Boston Trust Balanced Fund)	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund (formerly known as Walden Balanced Fund)	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Innovations Fund	Walden SMID Cap Fund
Walden Small Cap Innovations Fund	Walden Small Cap Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share.

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Continued	65

Notes to Financial Statements	March 31, 2013

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2013 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities

Asset Management Fund
Common Stocks[1]	$214,766,175	$—	$214,766,175
Corporate Bonds[1]	—	11,796,246	11,796,246
Municipal Bonds[2]	—	7,059,817	7,059,817
U.S. Government & U.S. Government Agency Obligations	—	39,800,735	39,800,735
Investment Companies	15,654,911	—	15,654,911

Total	230,421,086	58,656,798	289,077,884

Equity Fund
Common Stocks[1]	80,214,290	—	80,214,290
Investment Companies	1,437,072	—	1,437,072

Total	81,651,362	—	81,651,362

Midcap Fund
Common Stocks[1]	34,201,395	—	34,201,395
Investment Companies	703,557	—	703,557

Total	34,904,952	—	34,904,952

SMID Cap Fund
Common Stocks[1]	4,670,406	—	4,670,406
Investment Companies	55,076	—	55,076

Total	4,725,482	—	4,725,482

Small Cap Fund
Common Stocks[1]	499,854,701	—	499,854,701
Investment Companies	3,210,238	—	3,210,238

Total	503,064,939	—	503,064,939

Walden Asset Management Fund
Common Stocks[1]	48,095,991	—	48,095,991
Corporate Bonds[1]	—	2,387,735	2,387,735
Municipal Bonds[2]	—	757,087	757,087
U.S. Government & U.S. Government Agency Obligations	—	10,855,022	10,855,022
Investment Companies	2,574,260	—	2,574,260

Total	50,670,251	13,999,844	64,670,095

Walden Equity Fund
Common Stocks[1]	128,890,250	—	128,890,250
Investment Companies	1,624,857	—	1,624,857

Total	130,515,107	—	130,515,107

Walden Midcap Fund
Common Stocks[1]	23,724,925	—	23,724,925
Investment Companies	784,720	—	784,720

Total	24,509,645	—	24,509,645

Walden SMID Cap Fund
Common Stocks[1]	19,587,869	—	19,587,869
Investment Companies	525,308	—	525,308

Total	20,113,177	—	20,113,177

Walden Small Cap Fund
Common Stocks[1]	93,415,886	—	93,415,886
Investment Companies	1,829,464	—	1,829,464

Total	95,245,350	—	95,245,350

[1]	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.
[2]	For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of March 31, 2013 from the valuation input levels used on March 31, 2012. The Funds did not hold any Level 3 securities during the period ended March 31, 2013.

66	Continued

Notes to Financial Statements	March 31, 2013

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended March 31, 2013.

New Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01’) which amended ASC Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

3.	Related Party Transactions and Other Service Arrangements:
Investment Adviser:

The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate

Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%

Additionally, one Trustee of the Trust is Managing Director of the Adviser and an officer of the Trust is an officer of the Adviser. The persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to service as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $39,123 for the year ended March 31, 2013, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Effective August 1, 2012, BHIL Distributors, Inc., (“BHIL”), a wholly-owned subsidiary of Beacon Hill Fund Services, Inc., serves as the Funds’ distribution agent. The distribution agreement provides for payment of a fixed annual fee of $17,500, fees for review of sales literature and dealer set-up efforts, and reimbursement of out-of-pocket expenses. These amounts are paid monthly to BHIL from the Advisor and not by the Funds. BHIL is not affiliated with Citi or the Adviser. Prior to August 1, 2012, Foreside Distributing Services, L.P., an indirect, wholly-owned subsidiary of Foreside Financial Group, LLC, served as the Funds’ distribution agent.

Continued	67

Notes to Financial Statements	March 31, 2013

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Each Fund is authorized to pay non-distribution related shareholder services fees up to 0.25% of the average annual net assets with respect to shares of the Funds serviced by an Authorized Service Provider.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust receives $1,000 annually per Fund plus an annual asset based fee of 0.016% of the value of securities held. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi receives a fixed annual fee from the Funds that use Citi as sub-transfer agent, accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, for the periods ended March 31, 2011, 2012 and 2013, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires

Equity Fund	$13,866	2014

Midcap Fund	27,687	2014
	33,899	2015
	16,993	2016

SMID Cap Fund	11,533	2015
	33,947	2016

Small Cap Fund	105,195	2014
	60,584	2015

Walden Asset Management Fund	32,028	2014
	33,900	2015
	49,992	2016

Walden Equity Fund	51,177	2014
	26,043	2015
	151,960	2016

Walden Midcap Fund	18,288	2015
	34,176	2016

Walden SMID Cap Fund	30,124	2016

Walden Small Cap Fund	61,924	2014
	45,712	2015
	64,888	2016

During the year ended March 31, 2013, the Adviser recouped amounts from the following Funds:

Asset Management Fund	$4,171
Equity Fund	8,013
Small Cap Fund	21,275

As of March 31, 2013, the Adviser may recoup amounts from the Funds as follows:
Total Potential Recoupment

Asset Management Fund	$—
Equity Fund	13,866
Midcap Fund	78,579
SMID Cap Fund	45,480
Small Cap Fund	165,779
Walden Asset Management Fund	$115,920
Walden Equity Fund	229,180
Walden Midcap Fund	52,464
Walden SMID Cap Fund	30,124
Walden Small Cap Fund	172,524

During the year ended March 31, 2013, the transfer agent voluntarily reduced a portion of the transfer agent fees otherwise payable by the Funds, as indicated on each Fund’s Statement of Operations. These voluntary reductions are not subject to recoupment in future years.

Other Affiliated Transactions:
During the year ended March 31, 2013, net assets of certain Funds (the “Redeeming Funds”) were exchanged as in-kind transfers for shares of other Funds (the “Subscribing Funds”) within the Trust. Fund shares of the Subscribing Funds, issued in connection with the exchanges, were used to pay for securities, at fair value, transferred from the Redeeming Funds. The total fair value of the in-kind transfers was $324,838 for 32,484 shares of the Walden SMID Cap Fund in exchange for 32,516 shares of the SMID Cap Fund and $503,078 for 31,680 shares of the Walden Small Cap Fund in exchange for 40,571 shares of the Small Cap Fund.

During the year ended March 31, 2012, certain net assets of common trust funds, managed by the Advisor, were exchanged as in-kind transfers for shares of certain Funds of the Trust. Fund shares issued in connection with the exchange were used to pay for securities transferred from the common trust funds to certain Funds at fair value. The total fair value of the in-kind transfers was $6,858,946 for 223,273 shares of the Asset Management Fund, $325,000 for 32,500 shares of the SMID Cap Fund, $5,098,275 for 463,901 shares of the Walden Asset Management Fund and $1,691,789 for 100,047 shares of the Walden Small Cap Fund.

68	Continued

Notes to Financial Statements	March 31, 2013

4.	Purchases and Sales of Securities:
Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the period ended March 31, 2013, totaled:

Fund	Purchases	Sales and Maturities

Asset Management Fund	$19,107,716	$12,194,503
Equity Fund	8,624,684	3,981,923
Midcap Fund	7,624,849	4,763,074
SMID Cap Fund	2,002,714	1,286,693
Small Cap Fund	247,861,643	119,000,680

Walden Asset Management Fund	6,238,544	1,748,984
Walden Equity Fund	28,155,593	11,172,312
Walden Midcap Fund	9,828,212	2,106,750
Walden SMID Cap Fund	19,053,194	1,062,017
Walden Small Cap Fund	40,393,904	25,556,983

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2013, totaled:
Fund	Purchases	Sales and Maturities

Asset Management Fund	$0	$7,765,182
Walden Asset Management Fund	5,555,978	7,212,610

5.	Federal Income Tax Information:
At March 31, 2013, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Asset Management Fund	$192,265,346	$97,645,755	$(833,217)	$96,812,538
Equity Fund	46,444,492	35,557,646	(350,776)	35,206,870
Midcap Fund	23,742,178	11,407,360	(244,586)	11,162,774
SMID Cap Fund	4,002,845	837,696	(115,059)	722,637
Small Cap Fund	420,420,215	89,147,554	(6,502,830)	82,644,724

Walden Asset Management Fund	50,029,682	15,140,937	(500,524)	14,640,413
Walden Equity Fund	93,328,042	38,304,047	(1,116,982)	37,187,065
Walden Midcap Fund	20,535,966	4,183,365	(209,686)	3,973,679
Walden SMID Cap Fund	18,505,369	1,875,094	(267,286)	1,607,808
Walden Small Cap Fund	78,249,094	18,427,611	(1,431,355)	16,996,256

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:
	Distributions paid from

		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Asset Management Fund	$3,899,407	$305,946	$4,205,353	$—	$4,205,353
Equity Fund	861,329	—	861,329	—	861,329
Midcap Fund	207,695	662,925	870,620	—	870,620
SMID Cap Fund	45,812	29	45,841	2,850	48,691
Small Cap Fund	6,375,133	6,708,598	13,083,731	—	13,083,731

Walden Asset Management Fund	710,488	—	710,488	—	710,488
Walden Equity Fund	1,235,398	—	1,235,398	—	1,235,398
Walden Midcap Fund	105,039	—	105,039	—	105,039
Walden SMID Cap Fund	23,799	—	23,799	5,083	28,882
Walden Small Cap Fund	915,641	1,279,700	2,195,341	—	2,195,341

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:
	Distributions paid from

		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Asset Management Fund	$3,373,655	$—	$3,373,655	$—	$3,373,655
Equity Fund	589,650	—	589,650	—	589,650
Midcap Fund	302,768	664,754	967,522	—	967,522
SMID Cap Fund	898	—	898	—	898
Small Cap Fund	5,265,166	14,632,707	19,897,873	—	19,897,873

Walden Asset Management Fund	550,502	—	550,502	—	550,502
Walden Equity Fund	866,803	—	866,803	—	866,803
Walden Midcap Fund	19,338	—	19,338	—	19,338
Walden Small Cap Fund	995,830	2,391,348	3,387,178	—	3,387,178

[1]	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued	69

Notes to Financial Statements	March 31, 2013

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Accumulated
	Income	Gains	Earnings	Losses	(Depreciation)[2]	Earnings (Deficit)

Asset Management Fund	$810,566	$1,089,703	$1,900,269	$—	$96,812,538	$98,712,807
Equity Fund	195,579	—	195,579	(1,569,735)	35,206,870	33,832,714
Midcap Fund	3,675	287,428	291,103	(35,678)	11,162,774	11,418,199
SMID Cap Fund	—	—	—	(21,614)	722,637	701,023
Small Cap Fund	1,086,062	4,775,622	5,861,684	(49,366)	82,644,724	88,457,042

Walden Asset Management Fund	145,977	—	145,977	(14,493)	14,640,413	14,771,897
Walden Equity Fund	298,146	—	298,146	(1,151,013)	37,187,064	36,334,197
Walden Midcap Fund	2,898	—	2,898	(161,858)	3,973,679	3,814,719
Walden SMID Cap Fund	—	—	—	(8,689)	1,607,808	1,599,119
Walden Small Cap Fund	481,517	764,090	1,245,607	(15,492)	16,996,256	18,226,371

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ended March 31, 2013. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards.

As of March 31, 2013, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Pre-enactment capital loss carryforwards subject to expiration:

Fund	Amount	Expires

Equity Fund	$1,549,884	2018

Walden Asset Management Fund	14,493	2018
Walden Equity Fund	1,151,013	2018

Post-enactment capital loss carryforwards not subject to expiration:

Fund	Short Term Amount	Long Term Amount

SMID Cap Fund	$20,244	—

Walden Midcap Fund	152,377	—
Walden SMID Cap Fund	4,658	—

During the year ended March 31, 2013, the following Funds utilized capital loss carryforwards to offset realized capital gains:

Fund	Amount

Asset Management Fund	$1,026,751
Equity Fund	1,107,491

Walden Asset Management Fund	444,371
Walden Equity Fund	1,576,712

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post-October
Fund	Ordinary Loss	Capital Losses

Equity Fund	$—	$19,851
Midcap Fund	—	35,678
SMID Cap Fund	1,370	—
Small Cap Fund	49,366	—

Walden Midcap Fund	—	9,481
Walden SMID Cap Fund	1,540	2,491
Walden Small Cap Fund	15,492	—

70	Continued

Notes to Financial Statements	March 31, 2013

As of March 31, 2013, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital

Asset Management Fund	$12,991	$(12,991)	$—
Midcap Fund	(1)	2	(1)
SMID Cap Fund	2,840	1,033	(3,873)
Small Cap Fund	321,817	(321,445)	(372)

Walden Asset Management Fund	16,193	(16,192)	(1)
Walden Equity Fund	—	(1)	1
Walden SMID Cap Fund	5,305	—	(5,305)
Walden Small Cap Fund	80,017	(80,019)	2

6.	Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership

Asset Management Fund	Boston Trust & Investment Management Company	93.3
Equity Fund	Boston Trust & Investment Management Company	99.1
Midcap Fund	Boston Trust & Investment Management Company	92.3
SMID Cap Fund	Boston Trust & Investment Management Company	62.1
Walden Asset Management Fund	Boston Trust & Investment Management Company	72.0
Walden Equity Fund	Boston Trust & Investment Management Company	28.8
Walden Midcap Fund	Boston Trust & Investment Management Company	98.1
Walden SMID Cap Fund	Boston Trust & Investment Management Company	56.6
Walden Small Cap Fund	Boston Trust & Investment Management Company	33.2

7.	Subsequent Events:
Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Boston Trust & Walden Funds, comprising the Boston Trust Asset Management Fund (formerly, the Boston Trust Balanced Fund), Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund (formerly, the Walden Balanced Fund), Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”), as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund and Walden Small Cap Innovations Fund, the related statements of operations for the year then ended, statement of changes in net assets for each of the two periods in the period then ended, and the financials highlights for each of the two periods in the period then ended for the Boston Trust SMID Cap Fund and Walden Midcap Fund, and the related statements of operations and changes in net assets and the financial highlights for the period June 29, 2012 (commencement of operations) through March 31, 2013, for the Walden SMID Cap Innovations Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds as of March 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 29, 2013

Supplementary Information (Unaudited)	March 31, 2013

Federal Income Tax Information:
During the fiscal year ended March 31, 2013, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains

Asset Management Fund	$305,946
Midcap Fund	662,925
SMID Cap Fund	29
Small Cap Fund	6,708,598
Walden Small Cap Fund	1,279,700

During the fiscal year ended March 31, 2013, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains

SMID Cap Fund	$30,482
Small Cap Fund	5,226,344
Walden Small Cap Fund	664,206

For the fiscal year ended March 31, 2013, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction

Asset Management Fund	99.45%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	47.47%
Small Cap Fund	64.62%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	100.00%
Walden Small Cap Fund	73.29%

For the fiscal year ended March 31, 2013, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

Qualified Dividend Income

Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	46.61%
Small Cap Fund	63.50%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	100.00%
Walden Small Cap Fund	71.92%

Continued	73

Supplementary Information (Unaudited)	March 31, 2013

Table of Shareholder Expenses:
As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012, through March 31, 2013.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/12	3/31/13	10/1/12 - 3/31/13	10/1/12 - 3/31/13

Asset Management Fund	$1,000.00	$1,065.90	$4.94	0.96%
Equity Fund	1,000.00	1,086.40	5.20	1.00%
Midcap Fund	1,000.00	1,121.00	5.29	1.00%
SMID Cap Fund	1,000.00	1,125.40	5.30	1.00%
Small Cap Fund	1,000.00	1,115.20	5.27	1.00%

Walden Asset Management Fund	1,000.00	1,064.10	5.15	1.00%
Walden Equity Fund	1,000.00	1,089.50	5.21	1.00%
Walden Midcap Fund	1,000.00	1,120.50	5.29	1.00%
Walden SMID Cap Fund	1,000.00	1,118.80	5.28	1.00%
Walden Small Cap Fund	1,000.00	1,117.80	5.28	1.00%

[1]	Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Fund’s and Walden Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/12	3/31/13	10/1/12 - 3/31/13	10/1/12 - 3/31/13

Asset Management Fund	$1,000.00	$1,020.19	$4.84	0.96%
Equity Fund	1,000.00	1,019.95	5.04	1.00%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%
SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.95	5.04	1.00%

Walden Asset Management Fund	1,000.00	1,019.95	5.04	1.00%
Walden Equity Fund	1,000.00	1,019.95	5.04	1.00%
Walden Midcap Fund	1,000.00	1,019.95	5.04	1.00%
Walden SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Walden Small Cap Fund	1,000.00	1,019.95	5.04	1.00%

[1]
Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

74	Continued

Supplementary Information (Unaudited)	March 31, 2013

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2013.

Boston Trust Asset Management Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Industrials	14.4%
Financials	14.3%
U.S. Government & U.S. Government Agency Obligations	13.8%
Information Technology	13.2%
Energy	9.3%
Consumer Staples	9.0%
Consumer Discretionary	8.2%
Health Care	6.8%
Investment Companies	5.4%
Materials	3.1%
Municipal Bonds	2.4%
Telecommunication Services	0.2%
Liabilities in excess of other assets	-0.1%

Total	100.0%

Boston Trust Equity Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Industrials	18.6%
Information Technology	16.8%
Financials	15.3%
Consumer Staples	12.0%
Energy	11.4%
Consumer Discretionary	11.2%
Health Care	9.1%
Materials	4.4%
Investment Companies	1.8%
Liabilities in excess of other assets	-0.6%

Total	100.0%

Boston Trust Midcap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	17.5%
Industrials	15.8%
Information Technology	14.9%
Consumer Discretionary	14.1%
Health Care	11.4%
Energy	8.8%
Consumer Staples	6.9%
Materials	4.9%
Utilities	3.8%
Investment Companies	2.0%
Liabilities in excess of other assets	-0.1%

Total	100.0%

Boston Trust SMID Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	22.9%
Industrials	16.4%
Information Technology	14.2%
Consumer Discretionary	13.8%
Health Care	11.2%
Materials	6.6%
Energy	6.4%
Utilities	5.0%
Consumer Staples	2.4%
Investment Companies	1.2%
Liabilities in excess of other assets	-0.1%

Total	100.0%

Boston Trust Small Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	21.3%
Information Technology	17.9%
Industrials	16.1%
Health Care	13.4%
Consumer Discretionary	12.9%
Energy	6.7%
Materials	5.0%
Utilities	3.2%
Consumer Staples	3.0%
Investment Companies	0.6%
Liabilities in excess of other assets	-0.1%

Total	100.0%

Continued	75

Supplementary Information (Unaudited)	March 31, 2013

The Walden Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2013.

Walden Asset Management Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

U.S. Government & U.S. Government Agency Obligations	16.8%
Information Technology	13.7%
Financials	13.4%
Industrials	11.4%
Consumer Staples	10.5%
Health Care	9.3%
Consumer Discretionary	8.4%
Energy	7.8%
Investment Companies	4.0%
Materials	3.3%
Municipal Bonds	1.1%
Telecommunication Services	0.2%
Other assets in excess of liabilities	0.1%

Total	100.0%

Walden Equity Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Information Technology	17.9%
Industrials	15.2%
Financials	14.4%
Consumer Staples	13.2%
Health Care	12.7%
Consumer Discretionary	10.8%
Energy	10.2%
Materials	4.3%
Investment Companies	1.2%
Other assets in excess of liabilities	0.1%

Total	100.0%

Walden Midcap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	17.3%
Industrials	15.8%
Information Technology	14.9%
Consumer Discretionary	14.1%
Health Care	11.2%
Energy	8.3%
Consumer Staples	7.1%
Materials	4.7%
Utilities	3.9%
Investment Companies	3.2%
Liabilities in excess of other assets	-0.5%

Total	100.0%

Walden SMID Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	22.5%
Industrials	15.9%
Information Technology	13.8%
Consumer Discretionary	13.1%
Health Care	10.6%
Materials	6.4%
Energy	6.0%
Utilities	4.7%
Consumer Staples	2.7%
Investment Companies	2.6%
Other assets in excess of liabilities	1.7%

Total	100.0%

Walden Small Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	21.0%
Information Technology	17.8%
Industrials	15.7%
Health Care	13.4%
Consumer Discretionary	12.3%
Energy	6.8%
Materials	4.9%
Utilities	3.3%
Consumer Staples	2.9%
Investment Companies	1.9%
Liabilities in excess of other assets	0.0%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

76	Continued

Supplementary Information (Unaudited)	March 31, 2013

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board, including a majority of the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”) who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on March 1, 2013. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels refleect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on March 1, 2013, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Boston Trust Funds and the Walden Funds from inception through December 31, 2012, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of December 31, 2012, all of the Funds except the Boston Trust SMID Cap Fund underperformed their respective indices for the one-year period, but each outperformed its benchmark index for the five-year period and all but the Boston Trust SMID Cap Fund, the Walden Midcap Fund and the Walden SMID Cap Innovations Fund, which are very new Funds with little operating history, outperformed its benchmark index for the since inception period. While the Boston Trust Asset Management Fund and the Walden Asset Management Fund outperformed the S&P 500 Index and the 90 Day US Treasury Bills for the five-year period, it underperformed the Barclays Capital G/C Bond Index for that time period.

The Board then turned to a review of the range of advisory fees paid by the Boston Trust Funds and Walden Funds to BTIM and the total operating expenses of each Fund. The Board noted that, with the exception of the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund, each Boston Trust Fund and Walden Fund had a contractual advisory fee that was at or below the peer group average. The contractual advisory fees for the Boston Trust Asset Management Fund and the Walden Asset Management Fund were equal to the median fees for the peer group and only 0.04% above the average for the peer group and well the below the peer group’s highest fee of 1.00%. The contractual advisory fees for the Boston Equity Fund and the Walden Equity Fund were only 0.04% above the average for the peer group and well the below the peer group’s highest fee of 1.00%.

The Board noted that BTIM has been operating under an Expense Limitation Agreement that requires BTIM to waive fees and/or reimburse expenses to the extent total operation expenses of all any Fund exceeds 1.00%. The actual advisory fees charged by all the Boston Trust and Walden Funds, except Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund, are below the peer group average after expense waivers and/or reimbursements. Actual advisory fees for the Walden Equity Fund were 0.02% above the average for the peer group, while the actual advisory fees for the Boston Trust Equity Fund were 0.15% above the peer group and well below the peer group’s highest fee of 1.00%. The actual advisory fees for the Walden Asset Management Fund were 0.04% above the average for the peer group, while the actual advisory fees for the Boston Trust Asset Management Fund were 0.13% above the average for the peer group. The actual advisory fees for both Funds were well below the peer group’s highest fee of 1.00%. The Board noted that BTIM would conduct a breakpoint analysis and consider advisory fee breakpoints in the future.

Turning to total operating expenses, the Board noted that the expense ratios for all the Boston Trust Funds and Walden Funds, other than the Boston Trust Equity and the Walden Equity Fund, are lower than the industry average after expense waivers and/or reimbursements. The expense ratios for the Boston Trust Equity and the Walden Equity Fund are 0.01% above the peer group and equal to the median for the peer group. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

Continued	77

Supplementary Information (Unaudited)	March 31, 2013

The Board then gave careful consideration to the nature, extent and quality of the services provided by BTIM. The Trustees reviewed the organizational structure of BTIM and Boston Trust, BTIM’s investment philosophy, its portfolio construction process, its fixed income approach and its brokerage policies. The Board reviewed the adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from BTIM. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from BTIM.

Next, in reviewing the costs of the services to be provided and the profits to be realized by BTIM, the Board reviewed the adviser’s audited balance sheets for calendar years 2011 and 2012 and the gross and net profit margins realized on each Fund. The Board noted that the adviser’s relationship with the Funds was profitable even though BTIM was operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by Boston Trust for services provided to the Funds, which are reduced by amounts paid for sub-custody services.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

78

Information about Trustees and Officers (Unaudited)	March 31, 2013

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds do not have any Interested Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

				Number of Funds	Other Directorships
	Positions(s)	Term of Office*		in Fund Complex	Held by Trustee
	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Name, Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years

INTERESTED TRUSTEES

Lucia B. Santini One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 10/2/1958	Trustee and President	Since 2011	Managing Director, Boston Trust Investment Management, Inc., February, 2001 to present; Senior Vice President and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November 1993 to present.	10	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May 1991 to present.	10	The Coventry Funds Trust; Advisers Investment Trust

Diane E. Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to present. Principal of King, Dodson Armstrong Financial Advisors, Inc., August 2003 to July 2008. Director of Financial Planning, Hamilton Capital Management, April 2000 to August 2003.	10	The Coventry Funds Trust

Dr. James H. Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present. Chancellor, North Carolina State University, June 2009 to April 2010. Chancellor, University of North Carolina at Charlotte, July 1989 to July 2005.	10	The Coventry Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Since 2011	Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010; Vice-President of Finance, Vesbridge Partners, June 2004 to June 2008.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), June 2006 to present. Staff Accountant, United States Securities and Exchange Commission, October 2004 to May 2006.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**
Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

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Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
BHIL Distributors, Inc.
4041 N. High Street, Suite 402
Columbus, OH 43214

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2013	2012
(a)	Audit Fees	$87,750	$87,750

(b)	Audit-Related Fees	$13,500	$12,000

The fees for 2011 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).
The fees for 2012 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2013	2011
(c)	Tax Fees	$22,500	$22,500

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

(d)	2013	2011
All Other Fees	$0	$0

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 29, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 29, 2013

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	May 29, 2013